                      [CHUBB INVESTMENT FUNDS, INC. LOGO]

                                                                           CHUBB
                                                                      INVESTMENT
                                                                           FUNDS
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                          CHUBB INVESTMENT FUNDS, INC.

                                ONE GRANITE PLACE
                          CONCORD, NEW HAMPSHIRE 03301

Dear Fellow Shareholders:

1995 was a fabulous year for owners of long term financial assets. Although we expected 1995 to be good, the actual results exceeded expectations. All of the Chubb funds experienced excellent results, again validating our strategy of maximizing return over the long term. While we expect that the favorable investment environment will continue, this is not the time to rejoice, ignore long term goals or take more risk just because last year was so good. All of us are influenced by two emotions-fear and greed. Successful investors keep these under control. We suggest that you stay with your long term plan.

Over the course of 1996 we expect the Federal Reserve to ease monetary policy by reducing short term interest rates. This action should positively influence common stock valuation, but it will be tempered by slower earnings growth as the business cycle matures. Bonds may be more positively influenced. Inflation is low and assets in Certificate of Deposits and money market funds may migrate to longer maturity to offset the yield decline, pushing bond prices up.

In September, we added two new funds to our family and I am happy to report that both are off to an excellent start. The first, the Capital Appreciation Fund, is oriented toward mid-capitalization equity securities where we believe there is significant value and growth potential. The second, the Global Income Fund, will enable investors to diversify assets internationally and take advantage of higher interest rates available outside the United States. Both of these funds are managed by individuals with extensive investment experience and expertise. The co-manager of the Global Income Fund is located in London, one of the world's most important financial centers. This fund is unique in that the investment managers are able to utilize the extensive worldwide operating and intelligence network of The Chubb Corporation, an advantage not available to many other global investors.

Late last year we initiated the beginnings of an additional distribution system for the funds, for the first time going outside of the Chubb Securities network. Given the excellent investment record and positive publicity received over the past several years, reception has been positive.

Looking forward, our investment strategy remains the same; we plan to invest your money to maximize return over the long term in accordance with the Fund's prospectus. The two new funds will be managed in exactly the same fashion. All of us at Chubb Investment Funds wish you a healthy and prosperous 1996, and if you have any suggestions please do not hesitate to contact us.

                                       Sincerely,



                                       /s/ Michael O'Reilly
                                       --------------------
                                       Michael O'Reilly
                                       President
                                       Chubb Investment Funds, Inc.
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                            CHUBB MONEY MARKET FUND
                            by Thomas J. Swartz, III
                           Chubb Asset Managers, Inc.

The primary purpose of the Fund is to provide an investment vehicle that minimizes credit quality risk and net asset fluctuations. The Fund continues to meet this objective by investing in the highest quality short-term investment vehicles, U.S. Government Securities. Given the narrow yield differential between U.S. Government Securities and lesser quality alternative investments such as commercial paper, we continue to feel it is prudent to invest exclusively in government securities.

The U.S. economy during 1995 experienced steady but modest growth and subdued inflation. Tightening by the Federal Reserve in early 1995 was followed by rate cuts in July and December, resulting in a Fed Funds rate which ended the year unchanged from the level at the start of 1995.

We expect economic growth during 1996 to be close to the Federal Reserve's target range of 2.5%, accompanied by inflation which remains below 3%. Given this scenario, the Federal Reserve may have latitude to reduce short-term rates before real rates become overly stimulative to the economy. The Fund continues to be an attractive investment alternative, given the still high short-term interest rates relative to long-term bond yields, continued low consumer price inflation, and stable net asset values.


                        CHUBB GOVERNMENT SECURITIES FUND
                               by Ned I. Gerstman
                           Chubb Asset Managers, Inc.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GOVERNMENT SECURITIES FUND AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

      Commencement of operations December 1, 1987. Past performance is not predictive of future performance.

      This graph compares an initial $10,000 investment made in the Chubb Government Securities Fund (the "Fund") at its inception with a similar investment in the Lehman Brothers Government Bond Index. For the purpose of this graph and the accompanying table, the average annual total return for the Fund reflects all recurring expenses (advisory fees, account fees) and a maximum 3% sales load, and includes the reinvestment of all dividends and distributions.

      THE LEHMAN BROTHERS GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS, BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                                                                       continued

After one of the worst performance years on record for the bond market in 1994, last year turned out to be one of the best performance years on record. After tightening monetary policy six times during 1994, the Federal Reserve tightened for the final time of this economic cycle in February of 1995. It became clear not long after that final move to higher rates that the economic expansion, that had been fueled by the massive monetary easing from 1991 through 1993, was running out of momentum. The combination of Federal Reserve action during 1994, expectations of cyclical pressures to higher inflation and the unwinding of leveraged yield curve arbitrage trades (Orange County, etc.), helped to push interest rates higher in 1994 than fundamentals warranted. During 1995 GDP growth slowed from 3.5% to approximately 2.1%, industrial production growth slowed from 5.8% to 3.3%, average monthly non-farm payroll growth slowed from 294,000/month to 141,000/month and inflation as measured by the overstated consumer price index rose marginally from 2.6% to 2.8%. This fundamentally favorable economic environment allowed the Federal Reserve to reverse the course of monetary policy from a tightening to an easing mode. All of the upward interest rate bias that had been built into the yield curve during 1994 was completely unwound during 1995. The result was significant capital appreciation in bond funds as interest rates plunged.

For 1995, the Chubb U.S. Government Securities Fund achieved an annual total return of 17.5% (excluding sales loads). A combination of call protected Treasury and higher yielding mortgage-backed securities gave us the portfolio balance that we seek to have our targeted intermediate maturity profile. We once again outperformed both the average return for the Lipper General U.S. Government and Intermediate U.S. Government bond categories.

We expect that 1996 will be another good year for bond funds although not as good as the exceptional 1995. The slow economic environment along with low inflation and progress on the fiscal policy front will allow the Federal Reserve to continue on their monetary easing path. The yield curve has priced in further easing so we suspect that the capital appreciation potential in the bond market is less than that of last year. We will more likely structure the portfolio with a somewhat more defensive posture stressing yield spread product such as slight premium mortgage-backed securities. Given our outlook for moderately falling intermediate term yields, this strategy should prove rewarding for our investors.

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                             CHUBB TOTAL RETURN FUND
            by David K. Schafer, Robert Witkoff and Michael O'Reilly
                           Chubb Asset Managers, Inc.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                 IN THE TOTAL RETURN FUND, THE S&P 500 INDEX AND
                         THE LIPPER BALANCED FUND INDEX

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

      Commencement of operations December 1, 1987. Past performance is not predictive of future performance.

      This graph compares an initial $10,000 investment made in the Chubb Total Return Fund (the "Fund") at its inception with a similar investment in the S&P 500 Index and the Lipper Balanced Fund Index. For the purpose of this graph and the accompanying table, the average annual total return for the Fund reflects all recurring expenses (advisory fees, account fees) and a maximum 5% sales load, and includes the reinvestment of all dividends and distributions.

      THE S&P 500 INDEX AND LIPPER BALANCED FUND INDEX ARE UNMANAGED INDEXES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

Nineteen ninety five was truly an outstanding year for the U.S. securities markets. Capitalizing on this environment, the Chubb Total Return Fund rose 30.13% (excluding sales loads) in 1995. The following were the main contributing factors to the widespread appreciation in financial assets.

- The U.S. economy continued to boast the best of all worlds; moderate economic growth and modest inflation.

- U.S. interest rates fell most of the year and the Federal Reserve cut interest rates moderately in both July and December of last year.

- Corporate profits continued to exceed Wall Street's expectations while rising at double digit rates for most of the year.

                                                                       continued

- Equity mutual funds continued to experience record levels of cash inflows.

- Merger and acquisition activity was strong throughout the year.

No matter how you assess the U.S. stock market advance last year the most impressive part of the surge was the breadth of the advance and its historical perspective. Much attention was showered on the Dow's breakthrough of two millenniums (4000 and 5000) but the good fortune spread to many of the other broad market averages. For instance, the NASDAQ market rose 41.12%, Russell 2000 28.45%, and the S&P 500 37.45%. For stock market historians, 1995 was the best year for U.S. stocks since 1958, the second 30 percent plus year this decade (30.55% in 1991) and the sixth best year since 1926. Likewise, bond market returns were excellent, although it could not keep up with soaring stock prices. The average return for the Lehman Brothers Government Bond Index was 18.34% in 1995.

The huge runup in stock prices triggered many opportunistic changes in our portfolio. On the sell side we eliminated the following positions last year:
Anheuser-Busch, Baxter, Boeing, Polaroid, Telemex, and Toll Bros. We were also the beneficiary of three takeovers last year: E-Systems, Fleet Mortgage, and First Federal of Michigan. The following stock positions were initiated in 1995:
Archer-Daniels-Midland, Atlantic Richfield, Borg-Warner, Canadian Pacific, Federal Express, Hanson, Asian Pulp & Paper, and YPF Sociedad Anonima (please refer to the detailed schedule of investments on pages 3 and 4). As always, we employed the same disciplined long-term approach for our stock selection. We invested in securities whose price/earnings ratios were less than that of the S&P 500, although our analysis showed they had higher prospective earnings growth rates. Conversely, we sold those stocks that no longer met these investment standards. Our bond investments continued to favor U.S. Treasury securities.

We are cautiously optimistic regarding the overall outlook for 1996. On the positive side, economic growth is slowing, but modestly positive, while inflation is still subdued. Interest rates in this environment should head lower and cash continues to pour into the stock market. If short-term interest rates decline as we expect, bond funds will benefit from money moving from money market funds. From an historical vantage point, stocks have advanced in 10 of the last 12 presidential election years. The end result should be further advances in stock and bond prices, but much slower and narrower in scope than last year. This will require even more focus on individual stock selection and caution regarding credit quality.

We believe our disciplined value approach should continue to reward our shareholders over the long-term.

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                             CHUBB TAX-EXEMPT FUND
               by Frederick W. Gaertner and Thomas J. Swartz, III
                           Chubb Asset Managers, Inc.

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE TAX-EXEMPT FUND
                  AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

     Commencement of operations December 1, 1987. Past performance is not predictive of future performance.

     This graph compares an initial $10,000 investment made in the Chubb Tax-Exempt Fund (the "Fund") made at its inception with a similar investment in the Lehman Brothers Municipal Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Fund reflects all recurring expenses (advisory fees, account fees) and a maximum 3% sales load, and includes the reinvestment of all dividends and distributions.

     THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS, BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.


Steady but modest economic growth and restrained inflation provided a favorable backdrop for a substantial decline in long-term interest rates during 1995. The yield on the long-term Treasury bond fell 189 basis points during the year, while the Municipal Bond Buyer 20 yield declined by a smaller 127 basis points. As a result, long-term municipal bonds yielded close to 90% of Treasury bonds at the end of 1995, partially reflecting market concerns that tax reform may reduce the relative attractiveness of municipal bonds. Total municipal bond volume in 1995 declined by 4.9% from the prior year to $156 billion.

The Fund's 12.38% average annual total return (net of all expenses and sales loads) for 1995 was substantially above its 8.62% annual average since its inception. Our historical rate of return has been slightly below the 8.9% annual performance of the Lehman Municipal Bond Index. However, it should be noted that the Lehman Index is a difficult measure for all municipal funds, because it includes no operating expenses and transaction costs and is always fully invested. Moreover, the Fund's higher coupon profile and shorter maturity structure relative to the Lehman Index reflect our strategy to cushion the Fund against any potential volatility associated with tax reform.

The municipal market in early 1996 now offers investors respectable returns relative to inflation and attractive yields compared to other fixed income investments on a tax-adjusted basis. The major posi-

                                                                       continued
tive factor for the municipal market continues to be the favorable supply and demand picture. It has been estimated that the total par value of outstanding municipal bonds declined by $38 billion during 1995 and may be reduced by an additional $36 billion during 1996. Declines in new money issuance are expected to be even more pronounced in certain sectors, such as electric utilities; and in a limited number of states, such as Texas. The declining supply, together with fairly stable demand, creates a favorable technical underpinning for the municipal market.

Retail demand for municipal securities has recently diminished, reflecting concerns regarding tax reform and the Flat Tax. The recent recommendations of the Kemp Commission endorsing a Flat Tax were extremely vague, making it difficult to evaluate the revenue neutrality of the plan and the impact on middle class taxes. However, if some of the more popular preferences of the Kemp Commission were implemented in conjunction with a Flat Tax, such as maintenance of mortgage interest deductions and charitable contributions, along with deductions of payroll taxes, the marginal tax rate would undoubtedly move above 20%. Uncertainty regarding tax reform has created opportunities in the municipal market. For example, at current rates, the taxable equivalent yield for municipal bonds is 7.5% for individuals in the 28% bracket and close to 9% for investors with a 39.6% marginal tax rate. Many institutional investors and some retail customers have apparently concluded that a long-term municipal yield equal to 90% of Treasuries appears to be generous compensation for the possible risk of tax reform. Moreover, the lingering impact of recently high real interest rates and sizable consumer debt burdens should restrain economic growth in 1996, which would be viewed positively by the bond markets.

Both of the Fund's managers have extensive research and portfolio management expertise which stems from a cumulative 40 years employment experience, much of it with Wall Street investment firms and banks. During 1995, we continued to manage the Fund according to the following principles that have historically contributed to our success:

- Investment commitments are "credit-driven", as we search for and identify value in the municipal marketplace. It is becoming increasingly important to utilize a proactive credit/market approach to identify bonds that should not only be purchased, but also current holdings that should be eliminated. For example, we continue to overweight midwestern and Texas holdings. Midwestern bonds have been strong relative performers, as the region benefits from increased diversification and a rejuvenated industrial sector. Economic growth in Texas has outpaced the national growth rate for five straight years and is expected to outperform the U.S. economy in the near future, boosted by NAFTA. Moreover, principal redemptions of Texas municipal bonds are expected to be more than double total new money issuance within the state during 1996, which should bolster trading values of Texas bonds. We avoided purchases in regions with weak underlying economies and financial pressures. We also did not leverage the portfolio through the use of derivative securities. The Fund continued its commitment to high quality state housing bonds with attractive current yields and highly rated obligations of multi-hospital systems.

- We seek to provide a high quality stream of current tax-exempt income consistent with managing the risk to invested capital. Given the recent narrow yield differential between higher and lower rated credits, our new purchases during 1995 were concentrated in the higher-rated Aa and Aaa categories.

- Chubb leverages its presence as a major tax-exempt institutional investor to access and utilize the product, research and market-making capabilities of the major institutional dealers in the marketplace.

Through the application of these investment principles, we strive to deliver the competitive total returns that our shareholders have enjoyed to date. The past year was one of the most successful years ever for the fixed income markets. While we would not anticipate returns of the same magnitude in 1996, the fundamentals for the municipal market remain positive.

                           CHUBB GROWTH & INCOME FUND
                     by David K. Schafer and Robert Witkoff
                           Chubb Asset Managers, Inc.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                   GROWTH & INCOME FUND AND THE S &P 500 INDEX

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

     Commencement of operations December 1, 1987. Past performance is not predictive of future performance.

     This graph compares an initial $10,000 investment made in the Chubb Growth and Income Fund (the "Fund") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Fund reflects all recurring expenses (advisory fees, account fees) and a maximum 5% sales load, and includes the reinvestment of all dividends and distributions.

     THE S&P 500 INDEX IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS, BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

Nineteen ninety five was truly an outstanding year for the U.S. stock market; benefiting from ideal conditions for financial assets. Capitalizing on this environment, the Growth and Income Fund rose 35.52% (excluding sales loads) in 1995 versus a 37.45% rise for the S&P 500. It doesn't get much better for the financial markets than the near perfect market conditions that they operated in for most of 1995. The following were the main contributing factors to the widespread appreciation in financial assets.

- The U.S. economy continued to boast the best of all worlds; moderate economic growth and modest inflation.

- U.S. interest rates fell most of the year and the Federal Reserve cut interest rates moderately in both July and December of last year.

- Corporate profits continued to exceed Wall Street's expectations while rising at double digit rates for most of the year.

- Equity mutual funds continued to experience record levels of cash inflows.

- Merger and acquisition activity was strong throughout the year.

                                                                       continued

No matter how you assess the U.S. stock market advance last year, the most impressive part of the surge was the breadth of the advance and its historical perspective. Much attention was showered on the Dow's breakthrough of two millenniums (4000 and 5000) but the good fortune spread to many of other broad market averages. For instance, the NASDAQ market rose 41.12%, Russell 2000 28.45%, and the S&P 500 37.45%. Leadership was most notable in the technology and financial related industries and in fact performance was almost impossible without some exposure in these two sectors, but many other industries shared in the party. Interestingly, 1995 marked a record fifth year without a 10% correction in the stock market. Moreover, the market was never down more than 4% in the entire year. For stock market historians, 1995 was the best year for U.S. stocks since 1958, the second 30 percent plus year this decade (30.55% in 1991) and the sixth best year since 1926.

The huge runup in stock prices triggered many opportunistic changes in our portfolio. On the sell side we eliminated the following positions last year:
Anheuser-Busch, Baxter, Boeing, Polaroid, Telemex, and Toll Bros. We were also the beneficiary of three takeovers last year: E-Systems, Fleet Mortgage, and First Federal of Michigan. The following stock positions were initiated in 1995:
Archer-Daniels-Midland, Atlantic Richfield, Borg-Warner, Canadian Pacific, Federal Express, Hanson, Asian Pulp & Paper, and YPF Sociedad Anonima (please refer to the detailed schedule of investments on pages 10 and 11). As always, we employed the same disciplined long-term approach for our stock selection. We invested in securities whose price/earnings ratios were less than that of the S&P 500, although our analysis showed they had higher prospective earnings growth rates. Conversely, we sold those stocks that no longer met these investment standards.

We are cautiously optimistic regarding the overall outlook for 1996. On the positive side, economic growth is slowing but modestly positive while inflation is still subdued. Interest rates in this environment should head lower and cash continues to pour into the stock market. From an historical vantage point, stocks have advanced in 10 of the last 12 presidential election years. Reasons for caution are slowing corporate profits and a possible pullback given last years well above average returns. The end result should be further stock market advances, but much slower and narrower in scope than last year. This will require even more focus on individual stock selection.

Diversification continued to be monitored closely in 1995. To assure proper diversification, no more than 20% of the portfolio was invested in any one industry group and no one security represented more than 3% of the portfolio's market value when purchased. Global securities continue to provide extra value for our portfolio. As of December 31, 1995 foreign securities represented 14.87% of the Funds market value.

We believe our disciplined value approach should continue to reward our shareholders over the long term.

                        CHUBB CAPITAL APPRECIATION FUND
                               by Robert Witkoff
                           Chubb Asset Managers, Inc.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       IN THE CAPITAL APPRECIATION FUND,
             THE S&P 500 INDEX AND THE LIPPER EQUITY MID CAP INDEX

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

     Commencement of operations September 1, 1995. Past performance is not predictive of future performance.

     This graph compares an initial $10,000 investment made in the Chubb Capital Appreciation Fund (the "Fund") at its inception with a similar investment in the S&P 500 Index and the Lipper Equity Mid Cap Index. For the purposes of this graph and the accompanying table, the average annual total return for the Fund reflects all recurring expenses (advisory fees, account fees) and a maximum 5% sales load, and includes the reinvestment of all dividends and distributions.

     THE S&P 500 INDEX AND THE LIPPER EQUITY MID CAP INDEX ARE UNMANAGED INDEXES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

We are happy to report on and share with you the results for our initial quarter for the Chubb Capital Appreciation Fund. In doing so, we will take the opportunity to discuss the merits of Midcap stocks, reiterate the chief directives of our charter, outline our investment approach, and discuss our 1996 investment outlook.

1995 was an amazing year for financial assets. The stock market recorded its best year in two decades and established a record number of new highs. Given that backdrop, performance wise, it was not an ideal setting for launching a new portfolio. In spite of this, our portfolio had an auspicious beginning. The Capital Appreciation Fund rose 4.60% (without a load) for the first four months and 3.22% for the fourth quarter. This compared to a rise of 4.45% and 1.27% for the Lipper Equity Mid-Cap Index and 3.89% and 1.43% for the S&P Mid-Cap Index, over the same time periods. Even more impressive is that this performance was achieved while the fund was under-invested during a surging initial stock market month in September.

                                                                       continued

Historically, we have found the Midcap market to be a valuable source of value stock selections for all of our equity funds. The principle investment attributes which Midcap stocks provide us are an attractive combination of value and growth. As in all our funds, this is the most important part of our overall investment strategy, required in all our stock recommendations. Loosely defined, Midcap stocks have market capitalizations ranging between 300 million and 2.5 billion. This intermediate size offers many advantages. First, as a group they are big enough to provide both adequate liquidity and a seasoned historical operating record. Second, they tend to be less followed by Wall Street and under-owned by institutional investors. Lastly, and most importantly, they typically have higher prospective growth rates then the overall market yet conversely sell at discount price/earnings valuations. Clearly, it is for these very reasons why we chose to initiate a portfolio dedicated solely to this value segment of the market.

Consistent with Chubb's approach to its other funds, we are dedicated to employing the same disciplined long term Chubb value approach in managing this portfolio. The goal is an individually selected portfolio of stocks that pass our rigid standards of value. In general, the stocks invested in will have price/earnings ratios below the respective levels of the overall market. Conversely, they also must have prospective earnings growth rates above that of the market. Furthermore, these stocks will be equally inexpensive (pricewise) on numerous other valuation measures which we keep track of: book value, cash flow, and revenues. The portfolio will ultimately consist of approximately 35 to 40 equally weighted stocks. We target this size portfolio for two reasons: 1) the portfolio is small enough to effectively manage as well as maximize the benefits of our individual stock research, and 2) the portfolio is large enough to achieve proper diversity. Diversity is further achieved by making sure that no more than 20% of the portfolio is invested in any one industry and no one security represents more then 3% of the portfolio's market value at time of purchase. In keeping with our charter, the majority of the stocks invested in will have market capitalizations between 500 million and 2 billion in size.

In 1995, the fund adhered to its mandate of disciplined value oriented stock selection. We began the process of carefully building a portfolio of attractively priced individual stocks that offered a combination of both value and growth. At year end, the portfolio consisted of twenty-seven stocks, the majority of which had market capitalizations between 500 million and 2 billion in size.

We are cautiously optimistic regarding overall stock market performance for 1996. On the positive side most of the favorable conditions that were instrumental in last years advance are still present: moderate economic growth, subdued inflation, declining interest rates, and favorable supply/demand characteristics for stocks. Reasons for caution are slowing corporate profits and a possible pullback to more normalized historical stock returns. Overall, we would look for a smaller and narrower advance in the U.S. stock market this year. This should be an advantageous market for individual stock selection. In regards to stock strategy, we will continue to search the market and opportunistically add stocks that satisfy our investment criteria.

We believe this disciplined value approach should produce superior long-term returns for our shareholders.

                            CHUBB GLOBAL INCOME FUND
                 by Roger C. P. Brookhouse, Marjorie D. Raines
                             and Caroline Colbourne

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GLOBAL INCOME FUND,
      THE SALOMON WORLD GOVT BOND INDEX, AND THE LIPPER GLOBAL FUND INDEX

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

     Commencement of operations September 1, 1995. Past performance is not predictive of future performance.

     This graph compares an initial $10,000 investment made in the Chubb Global Income Fund (the "Fund") at its inception with a similar investment in the Salomon World Govt Bond Index and the Lipper Global Fund Index. For the purposes of this graph and the accompanying table, the average annual total return for the Fund reflects all recurring expenses (advisory fees, account fees) and a maximum 3% sales load, and includes the reinvestment of all dividends and distributions.

     THE SALOMON WORLD GOVT BOND INDEX AND THE LIPPER GLOBAL FUND INDEX ARE UNMANAGED INDEXES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

Following the severe bear market of 1994, 1995 proved to be a record year for world bond market performance in local currency terms. The environment in which this occurred was positive for bonds, i.e.; subdued growth, low inflation, and easing monetary policy.

The last quarter of 1995, with the exception of Japan, continued the positive theme. The 30 year U.S. Treasury Bond finished the year with a yield just below 6%, close to 200bp below where it started the year. Canada and Australia also put in strong fourth quarter and yearly performance. In Europe, despite political and economic uncertainties over Monetary Union, monetary easing continued with several countries reducing interest rates as inflation remained benign and growth came in below forecasts. As a result, most bond markets, especially the high yielding countries, provided strong performance during the last quarter. Japan was the exception showing a negative return reflecting a long delayed but fragile economic upturn, placing it last in terms of world performance

                                                                       continued
ranking for the quarter and the year; although it still managed to provide positive double digit returns for the year.

All the major currencies strengthened versus the Japanese yen in the last quarter of 1995, the U.S. dollar was up 3.8% and the German deutschemark 3.1%. Apart from the Swedish krona, the Spanish peseta, the Italian lira and the French franc, other major currencies weakened versus the U.S. dollar in the last quarter.

OUTLOOK

In Japan, the impact of the huge fiscal stimulus during 1995 is expected to positively impact economic growth albeit at a gradual rate. The Japanese yen should weaken versus the U.S. dollar but not as much as the European currencies, and Japanese bond yields are likely to drift higher over the next year. The European economies have weakened significantly. Rising structural unemployment, high real interest rates and the struggle to meet the restrictive Maastricht Treaty Monetary Union budget targets are influencing pressures to continue monetary easing thereby creating a positive bond environment. The currencies will remain weak and be volatile especially as various countries prepare for general elections. The U.S. dollar is expected to continue to strengthen in 1996.

The Fund's investment strategy has reflected a positive view on European bond markets and U.S. dollar strength. The portfolio has been overweight in the most attractive bond markets but with currencies partially hedged back into U.S. dollars. Within the Japanese market both the bonds and the currency continue to be underweighted. In addition, a small proportion of the portfolio was invested in U.S. dollar denominated emerging markets, to take advantage of the U.S. dollar view while in an attempt to increase the yield on the fund.

Looking into 1996, the view remains favorable to bonds in European markets, and negative on European currencies versus the U.S. dollar and the Japanese yen.

CHUBB INVESTMENT FUNDS, INC.
PORTFOLIO COMPOSITION

                               MONEY MARKET FUND

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

PORTFOLIO QUALITY

                  % OF
         RATING  PORTFOLIO

         AAA      100.00%

DOLLAR WEIGHTED AVERAGE MATURITY
         RATING   DAYS
         AAA      13.36

DOLLAR WEIGHTED AVERAGE COUPON

4.98%

                           GOVERNMENT SECURITIES FUND

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

DOLLAR WEIGHTED AVERAGE MATURITY

YEARS
22.72

PORTFOLIO DURATION

YEARS
4.58

DOLLAR WEIGHTED AVERAGE COUPON
8.39%

30 DAY SEC YIELD
6.48%


++ Represents market value of investments plus uninvested cash.

CHUBB INVESTMENT FUNDS, INC.
PORTFOLIO COMPOSITION -- CONTINUED

                               TOTAL RETURN FUND

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

                                                           % OF
TOP TEN EQUITIES                                         PORTFOLIO
W.R. Berkley Corporation                                   2.90%
Philip Morris Companies, Inc.                              2.87%
Mellon Bank Corp.                                          2.71%
American Home Products, Inc.                               2.62%
Progressive Corporation                                    2.46%
General Motors Corp., Class H                              2.43%
Old Republic International Corp.                           2.40%
YPF Sociedad Anonima S.A., ADR                             2.37%
Redman Industries, Inc.                                    2.32%
Canadian Pacific, Ltd.                                     2.28%

                                                           % OF
TOP TEN INDUSTRIES                                       PORTFOLIO
Insurance                                                  7.77%
Banking                                                    6.55%
Oil - International                                        4.64%
Transportation - Rail & Truck                              4.42%
Food Processing                                            4.32%
Retail -- Specialty                                        3.82%
Financial Services                                         3.53%
Automotive Parts & Accessories                             3.51%
Consumer Health                                            2.62%
Aerospace -- Defense                                       2.43%

                                TAX-EXEMPT FUND

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

                               PORTFOLIO QUALITY

                   % OF
RATING           PORTFOLIO
AAA               32.91%
AA                31.19%
A                 21.90%
BBB                5.26%
B                  7.04%
Cash               1.70%

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                     YEARS
                                     17.96

                               PORTFOLIO DURATION
                                     YEARS
                                      7.00

                                30 DAY SEC YIELD
                                     4.26%



++ Represents market value of investments plus uninvested cash.

CHUBB INVESTMENT FUNDS, INC.
PORTFOLIO COMPOSITION -- CONTINUED

GROWTH AND INCOME FUND

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

                                      % OF
TOP TEN EQUITIES                    PORTFOLIO
Redman Industries, Inc.               4.06%
W.R. Berkley Corporation              3.90%

Old Republic International Corp.      3.71%
Archer-Daniels Midland Company        3.41%
YPF Sociedad Anonima S.A., ADR        3.36%
Mellon Bank Corporation               3.34%
American Home Products, Inc.          3.34%
Canadian Pacific, Ltd.                3.28%
Philip Morris Companies, Inc.         3.18%
Ultramar Corporation                  3.17%

                                      % OF
TOP TEN INDUSTRIES                  PORTFOLIO
Insurance                             10.66%
Banking                                9.22%

Food Processing                        6.58%
Oil - International                    6.15%

Transportation - Rail & Truck          5.43%
Mining & Metals                        4.95%
Retail -- Specialty                    4.90%
Automotive Parts & Accessories         4.81%
Financial Services                     4.36%
Building - Homes                       4.06%

                           CAPITAL APPRECIATION FUND

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

                                      % OF
TOP TEN EQUITIES                    PORTFOLIO
YPF Sociedad Anonima S.A., ADR        3.28%
Security Connecticut Corp.            3.26%
Greenpoint Financial Corp.            3.21%
RJR Nabisco Holdings Corp.            3.12%
Ultramar Corporation                  3.09%
Borg-Warner Automotive, Inc.          3.03%
Hudson Foods, Inc., Class A           2.94%
Old Republic International Corp.      2.92%
Reebok International, Ltd.            2.86%
Maytag Corporation                    2.82%

                                      % OF
TOP TEN INDUSTRIES                  PORTFOLIO
Insurance                             6.18%
Oil - Domestic                        6.06%

Transportation - Shipping             5.41%
Automotive Parts & Accessories        5.14%
Household Appliances                  4.75%
Textiles                              4.61%
Financial Services                    3.21%

Tobacco                               3.12%
Oil - International                   3.09%
Food Processing                       2.94%

++ Represents market value of investments plus uninvested cash.

CHUBB INVESTMENT FUNDS, INC.
PORTFOLIO COMPOSITION -- CONTINUED

                               GLOBAL INCOME FUND

                  [GRAPHIC -- CUSTOMER WILL SUPPLY DESCRIPTION]

                                      % OF
TOP TEN COUNTRIES                   PORTFOLIO
United States                        19.84%
Germany                              13.02%
France                                7.63%
United Kingdom                        7.20%
Netherlands                           6.96%
Italy                                 6.58%
Brazil                                5.77%
Finland                               4.04%
Japan                                 3.87%
Spain                                 3.49%

                               PORTFOLIO DURATION

                                     YEARS
                                      6.00

                                      % OF
TOP TEN COUNTRIES                   PORTFOLIO
United States                        19.84%
Germany                              13.02%
France                                7.63%
United Kingdom                        7.20%
Netherlands                           6.96%
Italy                                 6.58%
Brazil                                5.77%
Finland                               4.04%
Japan                                 3.87%
Spain                                 3.49%

                               PORTFOLIO DURATION

                                     YEARS
                                      6.00



++ Represents market value of investments plus uninvested cash.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB MONEY MARKET FUND
DECEMBER 31, 1995

                                                                          MARKET
                                                        PRINCIPAL         VALUE
                                                          VALUE          (NOTE B)
                                                        ---------       ----------
SHORT-TERM OBLIGATIONS--96.49%

Federal Farm Credit Bureau Discount Note, 5.640%,
  due 01/12/96 .......................................  $  435,000      $  434,114
Federal Home Loan Bureau Discount Note, 5.650%
  due 01/08/96 .......................................   2,200,000       2,196,892
Federal National Mortgage Association Discount Note,
  5.450%, due 01/19/96 ...............................     785,000         782,623
U.S. Treasury Bill, 4.720%, due 01/18/96 .............   3,949,000       3,939,163
                                                                        ----------
   TOTAL SHORT-TERM
    OBLIGATIONS (Cost $7,352,792) ....................                   7,352,792
                                                                        ----------
   TOTAL INVESTMENTS
    (Cost $7,352,792*) .....................  96.49%                     7,352,792

Other assets, less liabilities .............   3.51                        267,414
                                             ------                     ----------
   TOTAL NET ASSETS ........................ 100.00%                    $7,620,206
                                             ======                     ==========

---------------
*Aggregate cost for Federal income tax purposes.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB GOVERNMENT SECURITIES FUND
DECEMBER 31, 1995

                                                                                 MARKET
                                                              PRINCIPAL          VALUE
                                                                VALUE           (NOTE B)
                                                              ----------      -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--97.20%

Federal Home Loan Mortgage Company, CMO,
  Series 1058-H, 8.000%, due 04/15/21 .....................   $  652,846      $   677,354
Federal National Mortgage Association, Pool #029429,
  9.000%, due 07/01/01 ....................................       49,479           52,107
Federal National Mortgage Association, Pool #282883,
  7.000%, due 05/01/24 ....................................      223,744          225,772
Federal National Mortgage Association, Pool #306175,
  7.000%, due 01/01/25 ....................................    3,860,756        3,895,742
Government National Mortgage Association, Pool #166009,
  9.000%, due 06/15/16 ....................................      132,990          141,011
Government National Mortgage Association, Pool #385809,
  8.500%, due 07/15/24 ....................................    1,478,462        1,553,309
Government National Mortgage Association, Pool #402766,
  8.000%, due 08/15/25 ....................................    1,598,850        1,666,801
Kidder Peabody Acceptance Corporation, CMO,
Series 20-D, 9.900%, due 10/01/18 .........................      136,643          141,584
U.S. Treasury Note, 5.375%, due 05/31/98 ..................      150,000          150,515
U.S. Treasury Note, 6.750%, due 05/31/99 ..................      320,000          334,299
U.S. Treasury Note, 8.000%, due 05/15/01 ..................      300,000          336,000
U.S. Treasury Note, 10.375%, due 11/15/12 .................    3,125,000        4,323,237
                                                                              -----------
   TOTAL U.S. GOVERNMENT AND AGENCY
    OBLIGATIONS (Cost $12,974,756) ........................                    13,497,731
                                                                              -----------
   TOTAL INVESTMENTS
    (Cost $12,974,756*) ..........  97.20%                                     13,497,731

Other assets, less liabilities ...   2.80                                         388,747
                                   ------                                     -----------
   TOTAL NET ASSETS .............. 100.00%                                    $13,886,478
                                   ======                                     ===========

---------------
*Aggregate cost for Federal income tax purposes

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB TOTAL RETURN FUND
DECEMBER 31, 1995

                                                  NUMBER         MARKET
                                                    OF           VALUE
COMPANY                                           SHARES        (NOTE B)
-------                                           ------        --------
COMMON STOCK -- 70.52%

                           AEROSPACE -- DEFENSE--2.39%
General Motors Corporation,
  Class H .....................................   10,800      $   530,550
                                                              -----------

                         AUTOMOTIVE MANUFACTURING--1.90%
Chrysler Corporation ..........................    7,600          420,850
                                                              -----------

                      AUTOMOTIVE PARTS & ACCESSORIES--3.46%
Borg-Warner Automotive, Inc. ..................   13,900          444,800
Cummins Engine, Inc. ..........................    8,700          321,900
                                                              -----------
                                                                  766,700
                                                              -----------

                                 BANKING--6.45%
First Chicago NBD Corp. .......................   10,860          428,970
KeyCorp. ......................................   11,327          410,604
Mellon Bank Corp. .............................   11,000          591,250
                                                              -----------
                                                                1,430,824
                                                              -----------

                            BUILDING -- HOMES--2.28%
Redman Industries, Inc.+ ......................   15,000          506,250
                                                              -----------

                            BUILDING MATERIALS--1.82%
Owens-Corning Fiberglas
  Corp.+ ......................................    9,000          403,875
                                                              -----------

                                COMPUTERS--1.88%
Compaq Computer Corp.+ ........................    8,700          417,600
                                                              -----------

                             CONSUMER HEALTH--2.58%
American Home Products, Inc. ..................    5,900          572,300
                                                              -----------

                            FINANCIAL SERVICES--3.48%
Merrill Lynch & Company .......................    7,900          402,900
PaineWebber Group, Inc. .......................   18,450          369,000
                                                              -----------
                                                                  771,900
                                                              -----------

                             FOOD PROCESSING--4.25%
Archer-Daniels Midland
  Company .....................................   17,700          318,600
Philip Morris Companies, Inc. .................    6,900          624,450
                                                              -----------
                                                                  943,050
                                                              -----------
                         FOREST PRODUCTS & PAPER--1.84%
Asia Pulp & Paper Co., Ltd.,
  ADR+ ........................................   50,100          407,062
                                                              -----------

                            HOLDING COMPANIES--0.93%
Hanson, PLC, ADR ..............................   13,500          205,875
                                                              -----------

                           HOUSEHOLD APPLIANCES--1.83%
Whirlpool Corp. ...............................    7,600          404,700
                                                              -----------

                                INSURANCE--7.66%
Old Republic International Corp. ..............   14,800          525,400
Progressive Corp. .............................   11,000          537,625
W.R. Berkley Corporation ......................   11,800          634,250
                                                              -----------
                                                                1,697,275
                                                              -----------

                             MINING & METALS--1.65%
Cyprus Amax Minerals Company ..................   14,000          365,750
                                                              -----------

                             OIL -- DOMESTIC--2.00%
Atlantic Richfield Company ....................    4,000          443,000
                                                              -----------

                           OIL -- INTERNATIONAL--4.57%
Exxon Corporation .............................    6,200          496,775
YPF Sociedad Anonima S.A.,
  ADR .........................................   23,900          516,838
                                                              -----------
                                                                1,013,613
                                                              -----------

                             OIL -- REFINING--2.20%
Ultramar Corp .................................   18,900          486,675
                                                              -----------

                           RETAIL -- SPECIALTY--3.76%
Circuit City Stores, Inc. .....................   15,000          414,375
Sotheby's Holdings, Inc. ......................   29,500          420,375
                                                              -----------
                                                                  834,750
                                                              -----------

---------------
+Non-income producing security.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB TOTAL RETURN FUND--(CONTINUED)
DECEMBER 31, 1995

                                                  NUMBER           MARKET
                                                    OF             VALUE
COMPANY                                           SHARES          (NOTE B)
-------                                           ------          --------
COMMON STOCK-CONTINUED

                              RETAIL STORES--2.21%
May Department Stores
  Company ..................................      11,600        $   490,100
                                                                -----------

                            SHIPPING & FREIGHT--1.97%
Federal Express Corp.+ .....................       5,900            435,863
                                                                -----------

                       TECHNOLOGY -- SEMICONDUCTORS--1.68%
Avnet, Inc. ................................       8,300            371,425
                                                                -----------

                                 TEXTILES--2.18%
Burlington Industries, Inc.+ ...............      36,900            484,312
                                                                -----------

                      TRANSPORTATION -- RAIL & TRUCK--4.36%
Burlington Northern Santa Fe ...............       6,000            468,000
Canadian Pacific, Ltd. .....................      27,500            498,437
                                                                -----------
                                                                    966,437
                                                                -----------

                        TRANSPORTATION -- SHIPPING--1.19%
Offshore Logistics, Inc.+ ..................      21,000            265,125
                                                                -----------

  TOTAL COMMON STOCK
   (Cost $12,640,468) ......................                     15,635,861
                                                                -----------

                                                                   MARKET
                                                PRINCIPAL          VALUE
                                                  VALUE           (NOTE B)
                                                ---------         --------
U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS--27.50%

U.S. Treasury Note, 6.250%,
  due 02/15/03 .............................  $2,750,000          2,871,168
U.S. Treasury Note, 7.250%,
  due 08/15/04 .............................   2,900,000          3,226,250
                                                                -----------

  TOTAL U.S. GOVERNMENT AND
   AGENCY OBLIGATIONS
   (Cost $5,942,353) ......................                       6,097,418
                                                                -----------

  TOTAL INVESTMENTS
   (Cost $18,582,821*) .....................      98.02%         21,733,279

Other assets, less liabilities .............       1.98             438,047
                                                 ------         -----------
  TOTAL NET ASSETS .........................     100.00%        $22,171,326
                                                 ======         ===========

---------------
*Aggregate cost for Federal income tax purposes.
+Non-income producing security.

See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB TAX-EXEMPT FUND
DECEMBER 31, 1995

                                                                                                  MARKET
                                                                                  PRINCIPAL       VALUE
                                                                                    VALUE        (NOTE B)
                                                                                  ---------      --------
MUNICIPAL OBLIGATIONS--96.66%

                                  ALASKA--1.10%
Anchorage, Alaska, Hospital Revenue, (Sisters of Providence Project),
  Series 1991, 6.750%, due 10/01/02+ .........................................    $150,000       $  167,792
                                                                                                 ----------

                                 COLORADO--0.76%
Platte River Power Authority, Colorado, Power Revenue,
  Series AA, 6.875%, due 06/01/16+ ...........................................     110,000          115,628
                                                                                                 ----------

                               CONNECTICUT--1.19%
Connecticut State, General Obligation, Series C, 7.000%,
  Prerefunded to 09/15/00 at 102+ ............................................     160,000          180,997
                                                                                                 ----------

                           DISTRICT OF COLUMBIA--8.72%
District of Columbia, Cert. of Participation, 7.300%, call 01/01/03
  at 102+ ....................................................................     300,000          313,052
District of Columbia, Series 93-A, Refunding, 5.875%, due 06/01/05 ...........     500,000          500,330
District of Columbia, Series A-3, 5.500%, due 06/01/06 .......................     250,000          242,851
Metropolitan Washington Airport Authority Revenue Bonds,
  Series 92A, MBIA Insured, 6.500%, due 10/01/07+ ............................     250,000          274,832
                                                                                                 ----------
                                                                                                  1,331,065
                                                                                                 ----------

                                 FLORIDA--1.09%
Florida State Board of Education, Capital Outlay, 7.125%,
  Prerefunded to 06/01/96 at 102+ ............................................     100,000          103,452
Orlando & Orange County Expressway Authority, Florida Expressway
  Revenue, Senior Lien, 7.250%, Prerefunded to 07/01/96 at 102+ ..............      60,000           62,284
                                                                                                 ----------
                                                                                                    165,736
                                                                                                 ----------

                                 GEORGIA--2.51%
Cartersville, Georgia Development Authority, Water & Wastewater
  Facilities-Anheuser Busch, AMT, 6.750%, due 02/01/12+ ......................     250,000          274,429
Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue,
  Series K, 7.250%, due 07/01/10+ ............................................     100,000          108,485
                                                                                                 ----------
                                                                                                    382,914
                                                                                                 ----------

---------------
*Issued with call provisions.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB TAX-EXEMPT FUND--(CONTINUED)
DECEMBER 31, 1995

                                                                                                  MARKET
                                                                                  PRINCIPAL       VALUE
                                                                                    VALUE        (NOTE B)
                                                                                  ---------      --------
                                 ILLINOIS--9.54%
Chicago, Illinois, General Obligation, FGIC, 5.500%, due 01/01/24+ ...........   $300,000      $   301,833
Cook County, Illinois, General Obligation, MBIA Insured, Series 1990,
  7.000%, due 11/01/99 .......................................................    150,000          164,569
Illinois Housing Development Authority, Residential Mortgage Revenue,
  Series B, 7.750%, due 08/01/23+ ............................................     75,000           78,727
Illinois State Sales Tax Revenue, 6.800%, Prerefunded to 06/15/00
  at 102+ ....................................................................    150,000          167,748
Illinois State Toll Highway, Series 92A, 6.375%, due 01/01/15+ ...............    350,000          372,164
Metropolitan Pier & Exposition Authority, Illinois, McCormick
  Place Expansion Project, Series 92A, 6.500%, due 06/15/27+ .................    350,000          370,510
                                                                                               -----------
                                                                                                 1,455,551
                                                                                               -----------

                                 INDIANA--8.04%
Indiana Bond Bank, Revenue, State Revolving Fund,
  6.000%, due 02/01/15+ ......................................................    550,000          559,594
Indiana Municipal Power Supply, 5.650%, MBIA, Insured, AAA
  due 01/01/16+ ..............................................................    500,000          506,680
Indiana State Housing Finance Authority, Single Family Mortgage 1990,
  Series C, 7.800%, due 01/01/22+ ............................................    150,000          160,548
                                                                                               -----------
                                                                                                 1,226,822
                                                                                               -----------

                                KENTUCKY--1.18%
Kentucky Turnpike Authority, Economic Development Revenue,
  7.250%, Prerefunded to 05/15/00 at 101.50+ .................................    160,000          180,702
                                                                                               -----------
                                LOUISIANA--1.46%
Jefferson, Louisiana, Sales Tax Revenue, Refunding, FGIC Insured,
  Series A, 6.750%, Prerefunded to 12/01/06+ .................................    200,000          222,854
                                                                                               -----------

                                 MAINE--1.58%
Maine Educational Loan Authority, Series 92A, 6.950%, due 12/01/07+ ..........    220,000          241,570
                                                                                               -----------

                                MINNESOTA--0.70%
Northern Municipal Power Agency, Minnesota, Electric System Revenue,
  Series A, 7.250%, due 01/01/16+ ............................................    100,000          107,495
                                                                                               -----------

                                MISSOURI--1.13%
Missouri Health & Educational Facilities Authority, St. Luke's Hospital,
  MBIA Insured, 7.000%, Prerefunded to 11/15/01 at 102+ ......................    150,000          172,403
                                                                                               -----------

                                  NEVADA--1.08%
Nevada State, General Obligation, Series A, 6.750%,
  Prerefunded to 08/01/99 at 102+ ............................................    150,000          165,250
                                                                                               -----------

---------------
+Issued with call provisions.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB TAX-EXEMPT FUND--(CONTINUED)
DECEMBER 31, 1995

                                                                                                   MARKET
                                                                                  PRINCIPAL        VALUE
                                                                                    VALUE         (NOTE B)
                                                                                  ---------       --------
                              NEW HAMPSHIRE--1.48%
New Hampshire Turnpike System, Revenue, Series A, FGIC Insured,
  6.750%, due 11/01/11+ ......................................................    $200,000       $  226,819
                                                                                                 ----------
                                NEW JERSEY--4.80%
New Jersey Economic Development Authority, The Seeing Eye, Inc.
  Project, 7.300%, due 04/01/11+ .............................................     250,000          266,358
New Jersey Wastewater Treatment, Revenue, 6.875%, due 06/15/07+ ..............     180,000          198,801
Salem County, New Jersey, PCR Waste Disposal Authority Revenue,
  E.I. DuPont Project, 6.500%, due 11/15/21+ .................................     250,000          267,852
                                                                                                 ----------
                                                                                                    733,011
                                                                                                 ----------

                                NEW YORK--10.34%
Metropolitan Transportation Authority, New York, Transit Facilities,
  Series 2, 8.000%, Prerefunded to 07/01/98 at 102+ ..........................     100,000          111,487
Municipal Assistance Corporation for City of New York, Series 57, 7.250%,
  due 07/01/08+ ..............................................................     125,000          129,489
New York City, New York, General Obligation, Series H, 6.875%, due
  02/01/02 ...................................................................     250,000          268,170
New York City, New York, General Obligation, Series H,
  Subseries H-I, 5.800%, due 07/01/04 ........................................     250,000          253,357
New York State Local Government Assistance Corporation, Series B,
  5.500%, due 04/01/21+ ......................................................     450,000          449,348
New York State Medical Care Facilities, Finance Agency Revenue,
  FHA Insured, Mortgage Hospital A, 8.000%, due 02/15/25+ ....................     100,000          108,426
New York State Thruway Authority, Highway and Bridge Trust Fund,
  Series A, 5.600%, due 04/01/2010 ...........................................     250,000          256,914
                                                                                                 ----------
                                                                                                  1,577,191
                                                                                                 ----------
                             NORTH CAROLINA--0.40%
North Carolina Municipal Power Agency, Number 1, Catawba Electric
  Revenue, 7.000%, due 01/01/18+ .............................................       5,000            5,050
North Carolina Municipal Power Agency, Number 1, Catawba Electric
  Revenue, 7.000%, Prerefunded to 01/01/96 at 101+ ...........................      55,000           55,560
                                                                                                 ----------
                                                                                                     60,610
                                                                                                 ----------

                                OKLAHOMA--4.88%
Grand River Dam Power Authority, Oklahoma, Revenue, 7.000%,
  Prerefunded to 06/01/97 at 102+ ............................................     160,000          169,728
Oklahoma Industrial Development Authority, Sisters of Mercy, Series A,
  5.000%, due 06/01/13+ ......................................................     600,000          574,400
                                                                                                 ----------
                                                                                                    744,128
                                                                                                 ----------

---------------
+Issued with call provisions.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB TAX-EXEMPT FUND--(CONTINUED)
DECEMBER 31, 1995

                                                                                              MARKET
                                                                             PRINCIPAL        VALUE
                                                                               VALUE         (NOTE B)
                                                                             ---------     ------------
                              PENNSYLVANIA--6.78%
Pennsylvania Housing Finance Agency, FNMA, Issue 1993, 5.750%,
  due 07/01/14+ .........................................................  $  700,000      $   706,115
Philadelphia, Pennsylvania Hospital & Higher Education Authority,
  Children's Hospital, 5.000%, due 02/15/01+ ............................     350,000          329,017
                                                                                           -----------
                                                                                             1,035,132
                                                                                           -----------

                               PUERTO RICO--1.35%
Puerto Rico Commonwealth Highway Authority, Series Q, 8.000%,
  Prerefunded to 07/01/00 at 102+ .......................................     175,000          205,416
                                                                                           -----------

                             SOUTH CAROLINA--0.92%
South Carolina State Public Service Authority, Electric Revenue &
  Electric System Expansion Revenue, Series A, 7.300%, due 07/01/21+ ....     135,000          140,111
                                                                                           -----------

                                TENNESSEE--5.07%
Memphis-Shelby Company, Tennessee Airport Authority
  (Federal Express Corp.), 6.750%, due 09/01/12+ ........................     250,000          268,269
Tennessee Housing Development Agency, 1993 Series A, 5.900%,
  due 07/01/18+ .........................................................     500,000          504,702
                                                                                           -----------
                                                                                               772,971
                                                                                           -----------
                                 TEXAS-- 8.85%
Austin, Texas, Utility System Revenue Combined, Series C, 7.300%,
  Prerefunded to 11/15/01 at 100+ .......................................      60,000           68,956
Brazos River Authority, Texas, Revenue Collateral, Houston Light
  & Power Co., 7.750%, due 10/01/15+ ....................................      60,000           65,352
Houston, Texas, Independent School District, Permanent School Fund,
  0% coupon, Eff. Yield 6.700%, due 08/15/13 ............................   1,150,000          448,005
Lower Colorado River Authority, Texas, Revenue, Priority, 7.000%,
  Prerefunded to 01/01/97 at 102+ .......................................     100,000          104,911
Texas State Public Financing Authority Revenue, Series A, 7.375%,
  Prerefunded to 02/01/98 at 100+ .......................................     140,000          149,300
Texas Veterans Housing Association, Series B-1, AMT,
  5.700%, due 12/01/14+ .................................................     510,000          514,202
                                                                                           -----------
                                                                                             1,350,726
                                                                                           -----------

                                  UTAH--0.96%
Intermountain Power Agency, Utah, Special Obligation Revenue,
  5th Crossover Refunding, 7.200%, due 07/01/19+ ........................     140,000          147,389
                                                                                           -----------

                                VIRGINIA--0.68%
Virginia State Housing Development Authority, Commonwealth Mortgage,
  6.700%, due 07/01/08+ .................................................     100,000          103,042
                                                                                           -----------

---------------
+Issued with call provisions.

                       See notes to financial statements.

CHUBB INVESTMENTS FUNDS, INC.
SCHEDULE OF INVESTMENTS
CUBB TAX-EXEMPT FUND--(CONTINUED)
DECEMBER 31, 1995

                                                                                                   MARKET
                                                                               PRINCIPAL           VALUE
                                                                                 VALUE            (NOTE B)
                                                                               ---------        ------------
                               WASHINGTON--10.07%
Lewis County, Washington, PUD #1, Revenue Series 91, 7.000%,
  Prerefunded to 10/01/01 at 102+ ...........................................   $250,000        $   286,740
Washington Health Care Facilities Authority, Revenue, MBIA Insured,
  (Group Health Co-Op), 6.750%, due 12/01/11+ ...............................    300,000            321,900
Washington Health Care Facilities Authority, Revenue, Series 93,
  6.250%, due 10/01/13+ .....................................................    500,000            515,777
Washington Housing Finance Commission, GNMA/FNMA MBS Programs,
  7.100%, due 07/01/22+ .....................................................    145,000            152,737
Washington State Public Power Supply System, Nuclear Project Number 2,
  Revenue, Series 90C, 7.625%, due 07/01/10+ ................................    100,000            115,983
Washington State Public Power Supply System, Nuclear Project Number 3,
  Revenue, Series B, 7.500%, Prerefunded to 07/01/00 at 102+ ................    125,000            143,345
                                                                                                -----------
                                                                                                  1,536,482
                                                                                                -----------
  TOTAL MUNICIPAL OBLIGATIONS (Cost $13,751,674)......                                           14,749,807
                                                                                                -----------
  TOTAL INVESTMENTS
   (Cost $13,751,674*) ...............................   96.66%                                  14,749,807

Other assets, less liabilities .......................    3.34                                      509,542
                                                        ------                                  -----------
  TOTAL NET ASSETS ...................................  100.00%                                 $15,259,349
                                                        ======                                  ===========

---------------
*Aggregate cost for Federal income tax purposes.

+Issued with call provisions.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB GROWTH AND INCOME FUND
DECEMBER 31, 1995

                                                NUMBER         MARKET
                                                  OF           VALUE
COMPANY                                         SHARES        (NOTE B)
-------                                         ------        --------
COMMON STOCK--99.18%

                        AUTOMOTIVE MANUFACTURING--2.98%
Chrysler Corporation .......................    15,700       $  869,387
                                                             ----------

                     AUTOMOTIVE PARTS & ACCESSORIES--4.80%
Borg-Warner Automotive, Inc. ...............    26,600          851,200
Cummins Engine, Inc. .......................    14,800          547,600
                                                             ----------
                                                              1,398,800
                                                             ----------
                                 BANKING--9.20%
First Chicago NBD Corp. ....................    21,901          865,089
KeyCorp. ...................................    23,311          845,024
Mellon Bank Corp. ..........................    18,050          970,188
                                                             ----------
                                                              2,680,301
                                                             ----------

                            BUILDING -- HOMES--4.05%
Redman Industries, Inc.+ ...................    35,000        1,181,250
                                                             ----------

                            BUILDING MATERIALS--3.13%
Owens-Corning Fiberglas
  Corp.+ ...................................    20,300          910,963
                                                             ----------

                                COMPUTERS--2.78%
Compaq Computer Corp.+ .....................    16,900          811,200
                                                             ----------

                             CONSUMER HEALTH--3.33%
American Home Products, Inc. ...............    10,000          970,000
                                                             ----------

                           FINANCIAL SERVICES--4.35%
Merrill Lynch & Company ....................    11,200          571,200
PaineWebber Group, Inc. ....................    34,850          697,000
                                                             ----------
                                                              1,268,200
                                                             ----------

                             FOOD PROCESSING--6.56%
Archer-Daniels Midland
  Company ..................................    55,000          990,000
Philip Morris Companies, Inc. ..............    10,200          923,100
                                                             ----------
                                                              1,913,100
                                                             ----------
                             FOREST PRODUCTS--2.70%
Asia Pulp & Paper Co., Ltd.,
  ADR+ .....................................    96,900          787,312
                                                             ----------

                           HOLDING COMPANIES-- 2.62%
Hanson PLC, ADR ............................    50,100          764,025
                                                             ----------

                          HOUSEHOLD APPLIANCES--2.16%
Whirlpool Corp. ............................    11,800          628,350
                                                             ----------

                               INSURANCE--10.63%

Old Republic International Corp. ...........    30,400        1,079,200
Progressive Corp. ..........................    18,100          884,638
W. R. Berkley Corp. ........................    21,100        1,134,125
                                                             ----------
                                                              3,097,963
                                                             ----------
                            MINING & METALS--4.94%
Cyprus Amax Minerals Co. ...................    23,900          624,387
Inco, Ltd., ADR ............................    24,500          814,625
                                                             ----------
                                                              1,439,012
                                                             ----------

                             OIL -- DOMESTIC--2.89%
Atlantic Richfield Company .................     7,600          841,700
                                                             ----------

                          OIL -- INTERNATIONAL--6.13%
Exxon Corporation ..........................    10,100          809,263
YPF Sociedad Anonima S.A.,
  ADR ......................................    45,200          977,450
                                                             ----------
                                                              1,786,713
                                                             ----------
                             OIL -- REFINING--3.16%
Ultramar Corp. .............................    35,800          921,850
                                                             ----------

                           RETAIL -- SPECIALTY--4.89%
Circuit City Stores, Inc. ..................    27,000          745,875
Sotheby's Holdings, Inc. ...................    47,700          679,725
                                                             ----------
                                                              1,425,600
                                                             ----------
                              RETAIL STORES--2.62%
May Department Stores
  Company ..................................    18,100          764,725
                                                             ----------

---------------
+Non-income producing security.

                      See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB GROWTH AND INCOME FUND--(CONTINUED)
DECEMBER 31, 1995

                                                  NUMBER            MARKET
                                                    OF              VALUE
COMPANY                                           SHARES           (NOTE B)
-------                                           ------           --------
COMMON STOCK--(CONTINUED)
                           SHIPPING & FREIGHT--2.64%
Federal Express Corp.+ .......................    10,400        $   768,300
                                                                -----------

                      TECHNOLOGY -- SEMICONDUCTORS--2.69%
Avnet, Inc ...................................    17,500            783,125
                                                                -----------

                                TEXTILES--2.74%
Burlington Industries, Inc.+ .................    60,800            798,000
                                                                -----------

                     TRANSPORTATION -- RAIL & TRUCK--5.41%
Burlington Northern Santa Fe .................     8,000            624,000
Canadian Pacific, Ltd. .......................    52,600            953,375
                                                                -----------
                                                                  1,577,375
                                                                -----------

                       TRANSPORTATION -- SHIPPING--1.78%
Offshore Logistics, Inc.+ ....................    41,000            517,625
                                                                -----------
  TOTAL COMMON STOCK
   (Cost $23,725,919) ........................                   28,904,876
                                                                -----------
  TOTAL INVESTMENTS
   (Cost $23,725,919*) .......................     99.18%        28,904,876

Other assets, less liabilities ...............      0.82            239,285
                                                  ------        -----------
  TOTAL NET ASSETS ...........................    100.00%       $29,144,161
                                                  ======        ===========

---------------
*Aggregate cost for Federal income tax purposes.
+Non-income producing security.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CAPITAL APPRECIATION FUND
DECEMBER 31, 1995


                                                       NUMBER            MARKET
                                                         OF              VALUE
COMPANY                                                SHARES           (NOTE B)
-------                                                ------           --------
COMMON STOCK-67.56

      AUTOMOTIVE PARTS & ACCESSORIES-5.09%
Borg-Warner Automotive, Inc. ...............            1,500         $   48,000
Cummins Engine, Inc. .......................              900             33,300
                                                                      ----------
                                                                          81,300
                                                                      ----------
      COMMERCIAL SERVICES-2.64
PHH Corp ...................................              900             42,075
                                                                      ----------
      ELECTRICAL EQUIPMENT-2.71%
Ametek, Inc. ...............................            2,300             43,125
                                                                      ----------
      FINANCIAL SERVICES-3.18%
Greenpoint Financial Corp. .................            1,900             50,825
                                                                      ----------
      FOOD PROCESSING-2.92%
Hudson Foods Inc., Class A .................            2,700             46,575
                                                                      ----------
      FOOD PRODUCERS-2.71%
Archer-Daniels Midland Co. .................            2,400             43,200
                                                                      ----------
      FOREST PRODUCTS-2.55%
Asia Pulp & Paper Co., Ltd.,
    ADR+ ...................................            5,000             40,625
                                                                      ----------
      HOLDING COMPANIES-2.39%
Hanson, PLC, ADR ...........................            2,500             38,125
                                                                      ----------
      HOUSEHOLD APPLIANCES-4.70%
Maytag Corp. ...............................            2,200             44,550
Sunbeam Corporation ........................            2,000             30,500
                                                                      ----------
                                                                          75,050
                                                                      ----------
     INSURANCE-6.12%
Old Republic International
    Corp. ..................................            1,300             46,150
Security Connecticut Corp. .................            1,900             51,538
                                                                      ----------
                                                                          97,688
                                                                      ----------
      MININGS & METALS-2.45%
Cyprus Amax Minerals
    Company ................................            1,500             39,188
                                                                      ----------
      OIL - DOMESTIC-6.01%
Diamond Shamrock, Inc. .....................            1,700             43,988
YPF Sociedad Anonima S.A.,
    ADR ....................................            2,400             51,900
                                                                      ----------
                                                                          95,888
                                                                      ----------
      OIL - INTERNATIONAL-3.06%
Utlramar Corp. .............................            1,900             48,925
                                                                      ----------
      RETAIL - SPECIALTY-2.60%
Circuit City ...............................            1,500             41,437
                                                                      ----------
           SHOES-2.83%
Reebok International, Ltd. .................            1,600             45,200
                                                                      ----------
           STEEL-2.58%
LTV Corp.+ .................................            3,000             41,250
                                                                      ----------
         TEXTILES-4.57%
Burlington Industries, Inc.+ ...............            2,600             34,125
Russell Corp. ..............................            1,400             38,850
                                                                      ----------
                                                                          72,975
                                                                      ----------

----------
* Aggregate cost for Federal income tax purposes.
+ Non-income producing security.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CAPITAL APPRECIATION FUND--(CONTINUED)
DECEMBER 31, 1995

                                                       NUMBER            MARKET
                                                         OF              VALUE
COMPANY                                                SHARES           (NOTE B)
-------                                                ------           --------
COMMON STOCK-CONTINUED

               TOBACCO-3.09%
RJR Nabisco Holdings Corp. ...............             1,600          $   49,400
                                                                      ----------
      TRANSPORTATION - SHIPPING-5.36%
Canadian Pacific, Ltd. ...................             2,300              41,687
Pittston Services Group ..................             1,400              43,925
                                                                      ----------
                                                                          85,612
                                                                      ----------
   TOTAL COMMON STOCK
     (Cost $1,056,046) ...................                             1,078,463
                                                                      ----------
   TOTAL INVESTMENTS
     (Cost $1,056,046*) ..................             67.56%          1,078,463

Other assets, less liabilities ...........             32.44             517,791
                                                      ------          ----------
   TOTAL NET ASSETS ......................            100.00%         $1,596,254
                                                      ======          ==========

----------
* Aggregate cost for Federal income tax purposes.
+ Non-income producing security.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB GLOBAL INCOME FUND
DECEMBER 31, 1995

                                                                                            MARKET
                                                                         PRINCIPAL          VALUE
                                                         CURRENCY          VALUE           (NOTE B)
                                                         --------        ---------         --------
GOVERNMENT AND AGENCY OBLIGATIONS-85.65%

        BELGIUM-2.62%
Government of Belgium, 7.750%, due 10/15/04 ........        BEF          4,000,000        $  146,101
Government of Belgium, 6.500%, due 03/31/05 ........        BEF          4,000,000           134,126
                                                                                          ----------
                                                                                             280,227
                                                                                          ----------
        CANADA-3.60%
Government of Canada, 8.000%, due 11/01/98 .........        CAD            200,000           153,982
Government of Canada, 8.000%, due 06/01/23 .........        CAD            300,000           231,082
                                                                                          ----------
                                                                                             385,064
                                                                                          ----------
       DENMARK-1.88%
Government of Denmark, 8.000%, due 05/15/03 ........        DKK          1,050,000           201,425
                                                                                          ----------
        FINLAND-4.31%
Republic of Finland, 6.000%, due 01/29/02 ..........        JPY         40,000,000           461,941
                                                                                          ----------
        FRANCE-8.14%
France O.A.T., 8.500%, due 10/25/08 ................        FRF          1,700,000           397,650
Government of Portugal, 7.700%, due 06/07/05 .......        FRF          2,200,000           474,332
                                                                                          ----------
                                                                                             871,982
                                                                                          ----------
       GERMANY-13.90%
International Bank for Reconstruction & Development,
   6.125%, due 09/27/02 ............................        DEM          1,050,000           751,624
International Bank for Reconstruction & Development,
   5.875%, due 11/10/03 ............................        DEM          1,050,000           736,805
                                                                                          ----------
                                                                                           1,488,429
                                                                                          ----------
        ITALY-7.02%
BTPS, 12.000%, due 01/01/02 ........................        ITL        420,000,000           281,933
BTPS, 12.000%, due 05/01/02 ........................        ITL        700,000,000           469,932
                                                                                          ----------
                                                                                             751,865
                                                                                          ----------
        JAPAN-4.14%
European Investment Bank, 4.625%, due 02/26/03 .....        JPY         41,000,000           442,686
                                                                                          ----------
     NETHERLANDS-7.43%
Government of Netherlands, 8.250%, due 02/15/07 ....        NLG            550,000           397,685
Government of Netherlands, 8.250%, due 09/15/07 ....        NLG            550,000           398,029
                                                                                          ----------
                                                                                             795,714
                                                                                          ----------
        SPAIN-3.73%
Government of Spain, 11.300%, due 01/15/02 .........        ESP         22,000,000           194,401
Government of Spain, 10.300%, due 06/15/02 .........        ESP         24,000,000           204,539
                                                                                          ----------
                                                                                             398,940
                                                                                          ----------


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB GLOBAL INCOME FUND--(CONTINUED)
DECEMBER 31, 1995


                                                                                            MARKET
                                                                         PRINCIPAL          VALUE
                                                         CURRENCY          VALUE           (NOTE B)
                                                         --------        ---------         --------
GOVERNMENT AND AGENCY OBLIGATIONS-CONTINUED

    UNITED KINGDOM-7.69%
Treasury, 8.000%, due 09/25/09 .............                GBP            310,000       $   497,161
Treasury, 6.250%, due 11/25/10 .............                GBP            240,000           325,621
                                                                                         -----------
                                                                                             822,782
                                                                                         -----------
    UNITED STATES-21.19%
U.S. Treasury Note, 6.250%, due 02/15/03 ...                USD          1,000,000         1,044,061
U.S. Treasury Note, 6.500%, due 08/15/05 ...                USD            500,000           532,813
U.S. Treasury Note, 10.375%, due 11/15/12 ..                USD            500,000           691,718
                                                                                         -----------
                                                                                           2,268,592
                                                                                         -----------
    TOTAL GOVERNMENT AND AGENCY OBLIGATIONS
     (Cost $8,866,984) .....................                                               9,169,647
                                                                                         -----------

CORPORATE BONDS-6.17%

        BRAZIL-6.17%
Banco Nacional S.A., 11.000%, due 11/28/97 .                USD            200,000           199,500
Ceval Alimentos, S.A., 10.750%, due 07/11/96                USD            250,000           250,312
Metalurgica Gerdau, 10.250%, due 11/23/01 ..                USD            220,000           210,100
                                                                                         -----------
                                                                                             659,912
                                                                                         -----------
    TOTAL CORPORATE BONDS
     (Cost $660,815) .......................                                                 659,912
                                                                                         -----------
    TOTAL INVESTMENTS
     (Cost $9,527,799*) ....................    91.82%                                     9,829,559

  Other assets, less liabilities ...........     8.18                                        876,003
                                               ------                                    -----------

    TOTAL NET ASSETS .......................   100.00%                                   $10,705,562
                                               ======                                    ===========


----------------------------------
Currency Value
--------------
Belgium franc ................ BEF
Canadian dollar .............. CAD
Danish krone ................. DKK
French franc ................. FRF
Great British pound .......... GBP
German Mark .................. DEM
Italian lira ................. ITL
Japanese yen ................. JPY
Netherlands guilder .......... NLG
Spanish peseta ............... ESP
United States dollar ......... USD
----------------------------------

----------
* Aggregate cost for Federal income tax purposes.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                                                        CHUBB
                                                         CHUBB        GOVERNMENT       CHUBB
                                                      MONEY MARKET    SECURITIES    TOTAL RETURN
                                                          FUND           FUND           FUND
                                                      ------------    -----------   ------------
ASSETS
  Investments at cost - see
    accompanying portfolios........................... $ 7,352,792    $12,974,756    $18,582,821
                                                       ===========    ===========    ===========

  Investments at market value (Notes B & C)........... $ 7,352,792    $13,497,731    $21,733,279
  Cash and currencies.................................     265,877        268,856        119,076
  Receivable for Fund shares sold.....................      20,170         44,308        219,485
  Dividends receivable................................                                    31,800
  Receivable for accrued investment income............         490         98,049        142,670
  Deferred organization costs (Note F)................
                                                       -----------    -----------    -----------
        TOTAL ASSETS..................................   7,639,329     13,908,944     22,246,310
                                                       -----------    -----------    -----------
LIABILITIES
  Dividends payable...................................         894            100          4,773
  Payable for portfolio securities purchased..........
  Payable for Fund shares redeemed....................      15,084         11,432         48,520
  Payable to affiliate (Note D).......................       3,145         10,934         21,691
  Net payable for foreign forward contracts...........
  Organization costs payable (Note F).................
                                                       -----------    -----------    -----------
        TOTAL LIABILITIES.............................      19,123         22,466         74,984

NET ASSETS............................................ $ 7,620,206    $13,886,478    $22,171,326
                                                       ===========    ===========    ===========

NET ASSETS CONSIST OF:

  Par value...........................................  $   76,210     $   12,877     $   13,889
  Capital paid in excess of par.......................   7,544,757     13,853,194     19,222,763
  Accumulated net realized gain (loss)
    from investments..................................        (761)      (502,568)           (80)
  Accumulated net realized loss from foreign
   currency transactions..............................
  Net unrealized gain on investments..................                    522,975      3,150,458
  Net unrealized gain on translation of assets
   and liabilities in foreign currencies..............
  Capital gain distributions required for
   Federal tax purposes over amounts
   recognized for financial reporting (Note C)........                                  (215,704)
                                                       -----------    -----------    -----------
        NET ASSETS.................................... $ 7,620,206    $13,886,478    $22,171,326
                                                       ===========    ===========    ===========

Shares of common stock outstanding (.01 par value,
  100,000,000 shares auth. each Fund).................   7,620,969      1,287,696      1,388,932
                                                       ===========    ===========    ===========

NET ASSET VALUE PER SHARE.............................       $1.00         $10.78         $15.96
                                                       ===========    ===========    ===========

MAXIMUM OFFERING PRICE PER SHARE
  (Net asset value divided by .97 on
  Government Securities Fund, Tax-Exempt Fund,
  and Global Income Fund, and by .95 on Total
  Return Fund, Growth and Income Fund,
  and Capital Appreciation Fund. Money Market Fund
  is offered at Net Asset Value per share)............       $1.00         $11.11         $16.80
                                                       ===========    ===========    ===========



                       See notes to financial statements.

                                                                       CHUBB
                                                                       GROWTH           CHUBB              CHUBB
                                                         CHUBB          AND            CAPITAL             GLOBAL
                                                       TAX-EXEMPT      INCOME        APPRECIATION          INCOME
                                                          FUND          FUND            FUND                FUND
                                                      -----------   -----------     ------------        -----------
ASSETS
  Investments at cost - see
    accompanying portfolios...........................$13,751,674   $23,725,919     $ 1,056,046         $ 9,527,799
                                                      ===========   ===========     ===========         ===========

  Investments at market value (Notes B & C)...........$14,749,807   $28,904,876     $ 1,078,463         $ 9,829,559
  Cash and currencies.................................    255,844       166,705         503,101           1,604,379
  Receivable for Fund shares sold.....................      5,641        48,210          31,355              12,536
  Dividends receivable................................                   62,716           1,636
  Receivable for accrued investment income............    260,718           494           1,375             256,494
  Deferred organization costs (Note F)................                                   12,505              12,505
                                                      -----------   -----------     -----------         -----------
        TOTAL ASSETS.................................. 15,272,010    29,183,001       1,628,435          11,715,473
                                                      ------------  -----------     -----------         -----------
LIABILITIES
  Dividends payable...................................                      110
  Payable for portfolio securities purchased..........                                   18,200             951,826
  Payable for Fund shares redeemed....................        595        10,086
  Payable to affiliate (Note D).......................     12,066        28,644           1,476              14,710
  Net payable for foreign forward contracts...........                                                       30,870
  Organization costs payable (Note F).................                                   12,505              12,505
                                                      -----------   -----------     -----------         -----------
        TOTAL LIABILITIES.............................     12,661        38,840          32,181           1,009,911

NET ASSETS............................................$15,259,349   $29,144,161     $ 1,596,254         $10,705,562
                                                      ===========   ===========     ===========         ===========

NET ASSETS CONSIST OF:

  Par value........................................... $   12,377    $   15,689       $   1,535          $   10,486
  Capital paid in excess of par....................... 14,263,117    24,455,632       1,572,302          10,428,080
  Accumulated net realized gain (loss)
    from investments..................................                     (221)                              8,250
  Accumulated net realized loss from foreign
   currency transactions..............................                                                      (19,073)
  Net unrealized gain on investments..................    998,133     5,178,957          22,417             301,760
  Net unrealized gain on translation of assets
   and liabilities in foreign currencies..............                                                      (23,941)
  Capital gain distributions required for
   Federal tax purposes over amounts
   recognized for financial reporting (Note C)........    (14,278)     (505,896)
                                                      -----------   -----------     -----------         -----------
        NET ASSETS....................................$15,259,349   $29,144,161     $ 1,596,254         $10,705,562
                                                      ===========   ===========     ===========         ===========

Shares of common stock outstanding (.01 par value,
  100,000,000 shares auth. each Fund).................  1,237,682     1,568,900         153,462           1,048,603
                                                      ===========   ===========     ===========         ===========

NET ASSET VALUE PER SHARE.............................     $12.33        $18.58          $10.40              $10.21
                                                      ===========   ===========     ===========         ===========

MAXIMUM OFFERING PRICE PER SHARE
  (Net asset value divided by .97 on
  Government Securities Fund, Tax-Exempt Fund,
  and Global Income Fund, and by .95 on Total
  Return Fund, Growth and Income Fund,
  and Capital Appreciation Fund. Money Market Fund
  is offered at Net Asset Value per share)............     $12.71        $19.56          $10.95              $10.53
                                                      ===========   ===========     ===========         ===========



                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                         CHUBB
                                                          CHUBB        GOVERNMENT       CHUBB
                                                       MONEY MARKET    SECURITIES    TOTAL RETURN
                                                           FUND           FUND           FUND
                                                       ------------    ----------    ------------
INVESTMENT INCOME
  Income:
    Interest..........................................  $  424,411     $  974,774     $  378,020
    Dividends.........................................                                   317,727
    Foreign taxes withheld............................                                      (495)
    Miscellaneous Income..............................                                       593
                                                        ----------     ----------     ----------

      Total investment
        income........................................     424,411        974,774        695,845
                                                        ----------     ----------     ----------

  Expenses:
    Administrative fees (Note D)                            26,770         61,304         88,721
    Advisory fees (Note D)............................      11,472         27,301         39,510
    Distribution fees (Note D)........................      19,088         68,121         98,587
    State registration fees...........................       8,679         15,366         22,101
    Shareholder reports...............................       4,036          7,206         10,465
    Professional fees.................................       5,560          9,905         14,387
    Director's fees....................................        891          1,582          2,290
    Shareholder servicing costs.......................      19,554         34,391         49,174
    Custodian fees....................................       1,850          1,789          3,662
    Security valuation................................         496          1,511          2,771
    Organization expense (Note F).....................
    Miscellaneous expenses............................       1,628          2,887          4,158
                                                        ----------     ----------     ----------

      Total expenses..................................     100,024        231,363        335,826

    Fees waived by Chubb
     Asset Managers, Inc., Chubb
     Investment Advisory Corp.,
     Chubb Securities Corp., and
     expenses assumed by Chubb Life
     (Note D).........................................     (61,878)       (95,545)      (121,915)
                                                        ----------     ----------     ----------

     Net expenses.....................................      38,146        135,818        213,911
                                                        ----------     ----------     ----------

     Net investment income............................     386,265        838,956        481,934

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
  Net realized gain on investments....................          21        129,275        908,600
  Net realized loss from foreign
    currency transactions.............................
  Net unrealized gain on investments..................                  1,222,240      3,699,707
  Net unrealized loss on translation
    of assets and liabilities in foreign
    currencies........................................
                                                        ----------     ----------     ----------

  Net gain on investments and
    foreign currency..................................          21      1,351,515      4,608,307
                                                        ----------     ----------     ----------

  Net increase in net
    assets resulting from operations..................  $  386,286     $2,190,471     $5,090,241
                                                        ==========     ==========     ==========


(A) For period from September 1, 1995 (commencement of operations) to December 31, 1995.


                       See notes to financial statements.

                                                                        CHUBB
                                                                        GROWTH          CHUBB             CHUBB
                                                          CHUBB          AND           CAPITAL            GLOBAL
                                                        TAX-EXEMPT      INCOME       APPRECIATION         INCOME
                                                           FUND          FUND          FUND (A)          FUND (A)
                                                        ----------    ----------     ------------       ----------
INVESTMENT INCOME
  Income:
    Interest.......................................... $  917,028    $   28,460       $   6,232        $  172,845
    Dividends.........................................                  539,127           4,581
    Foreign taxes withheld............................                   (2,370)                           (6,285)
    Miscellaneous Income..............................                    3,261
                                                       ----------    ----------       ---------        ----------

      Total investment
        income........................................    917,028       568,478          10,813           166,560
                                                       ----------    ----------       ---------        ----------

  Expenses:
    Administrative fees (Note D)                           66,672       112,013           1,878            12,074
    Advisory fees (Note D)............................     29,691        49,883             836             5,377
    Distribution fees (Note D)........................     74,086       124,469           2,062            13,390
    State registration fees...........................     16,781        27,717          24,804            29,929
    Shareholder reports...............................      7,819        13,263             235             1,460
    Professional fees.................................     10,772        18,216             337             2,241
    Director's fees...................................      1,723         2,888              50               327
    Shareholder servicing costs.......................     37,621        61,284             838             5,373
    Custodian fees....................................      3,976         3,052             862               150
    Security valuation................................     12,554         1,657             318             1,490
    Organization expense (Note F).....................                                      880               880
    Miscellaneous expenses............................      3,147         5,220              76               488
                                                       ----------    ----------       ---------        ----------

      Total expenses..................................    264,842       419,662          33,176            73,179

    Fees waived by Chubb
     Asset Managers, Inc., Chubb
     Investment Advisory Corp.,
     Chubb Securities Corp., and
     expenses assumed by Chubb Life
     (Note D).........................................   (117,614)     (148,796)        (28,072)          (26,499)
                                                       ----------    ----------       ---------        ----------

     Net expenses.....................................    147,228       270,866           5,104            46,680
                                                       ----------    ----------       ---------        ----------

     Net investment income............................    769,800       297,612           5,709           119,880

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
  Net realized gain on investments....................      9,393     1,290,658           3,429            12,320
  Net realized loss from foreign
    currency transactions.............................                                                    (23,114)
  Net unrealized gain on investments..................  1,383,807     5,697,972          22,417           301,760
  Net unrealized loss on translation
    of assets and liabilities in foreign
    currencies........................................                                                    (23,941)
                                                       ----------    ----------       ---------        ----------

  Net gain on investments and
    foreign currency..................................  1,393,200     6,988,630          25,846           267,025
                                                       ----------    ----------       ---------        ----------

  Net increase in net
    assets resulting from operations.................. $2,163,000    $7,286,242       $  31,555        $  386,905
                                                       ==========    ==========       =========        ==========



                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      CHUBB
                                                            CHUBB                   GOVERNMENT                    CHUBB
                                                         MONEY MARKET               SECURITIES                 TOTAL RETURN
                                                            FUND                       FUND                        FUND
                                                   -------------------------  -------------------------   ------------------------

                                                     YEAR         YEAR          YEAR          YEAR          YEAR         YEAR
                                                     ENDED        ENDED         ENDED         ENDED         ENDED        ENDED
                                                    DECEMBER     DECEMBER      DECEMBER      DECEMBER      DECEMBER     DECEMBER
                                                    31, 1995     31, 1994      31, 1995      31. 1994      31, 1995     31. 1994
                                                   -----------  -----------   -----------   -----------   -----------  -----------
Increase (decrease) in net assets:

From operations:

   Net investment income.........................  $   386,265  $   214,978   $   838,956   $   817,729   $   481,934  $   447,304

   Net realized gain (loss) on
    investments..................................           21         (651)      129,275      (623,960)      908,600      638,671

   Net realized loss from
    foreign currency transactions................

   Net unrealized gain (loss) on
    investments and translation of assets
    and liabilities in foreign currencies........                               1,222,240      (691,375)    3,699,707   (1,834,164)
                                                   -----------  -----------   -----------   -----------   -----------  -----------

   Net increase (decrease) in net
    assets resulting from
    operations...................................      386,286      214,327     2,190,471      (497,606)    5,090,241     (748,189)

   Dividends to shareholders from
    net investment income........................     (386,265)    (214,978)     (838,956)     (817,729)     (481,934)    (447,353)

   Dividends to shareholders in
    excess of net
    investment income............................

   Distributions to shareholders
    from capital gains...........................                                                   (74)     (908,076)    (944,167)

   Distributions to shareholders
    in excess of capital gains...................                                                            (215,784)        (524)

   Returns of capital............................

   Increase (decrease) in net assets
    derived from shareholder
    transactions (Note E)........................      125,442    2,270,216           323      (829,206)    2,255,684    4,211,342
                                                   -----------  -----------   -----------   -----------   -----------  -----------

   Net increase (decrease) in
     net assets..................................      125,463    2,269,565     1,351,838    (2,144,615)    5,740,131    2,071,109

   Net Assets:
    Beginning of period..........................    7,494,743    5,225,178    12,534,640    14,679,255    16,431,195   14,360,086
                                                   -----------  -----------   -----------   -----------   -----------  -----------

    End of period................................  $ 7,620,206  $ 7,494,743   $13,886,478   $12,534,640   $22,171,326  $16,431,195
                                                   ===========  ===========   ===========   ===========   ===========  ===========

   Accumulated net
    investment loss..............................           $0           $0            $0            $0            $0           $0
                                                   ===========  ===========   ===========   ===========   ===========  ===========



(A) Commencement of operations on September 1, 1995.


                       See notes to financial statements.

                                        CHUBB
                                        GROWTH                  CHUBB        CHUBB
          CHUBB                          AND                   CAPITAL       GLOBAL
        TAX-EXEMPT                      INCOME               APPRECIATION    INCOME
           FUND                          FUND                    FUND         FUND
--------------------------    --------------------------     ------------  -----------
                                                             PERIOD FROM   PERIOD FROM
   YEAR          YEAR           YEAR           YEAR            SEPT. 1,      SEPT. 1,
   ENDED         ENDED          ENDED          ENDED           1995 TO       1995 TO
  DECEMBER      DECEMBER       DECEMBER       DECEMBER        DECEMBER      DECEMBER
  31, 1995      31, 1994       31. 1995       31, 1994       31, 1995(A)   31, 1995(A)
-----------    -----------    -----------    -----------     -----------   -----------
$   769,800    $   815,871    $   297,612    $   312,724     $    5,709    $   119,880


      9,393          1,425      1,290,658        813,524          3,429         12,320


                                                                               (23,114)



  1,383,807     (1,832,129)     5,697,972     (2,012,505)        22,417        277,819
-----------    -----------    -----------    -----------    -----------    -----------



  2,163,000    `(1,014,833)     7,286,242       (886,257)        31,555        386,905


   (769,800)      (815,915)      (297,589)      (312,763)        (5,709)      (119,880)



                                                                                   (29)


    (12,148)                   (1,290,658)    (1,176,155)        (3,429)


    (14,278)                     (504,237)

                                   (1,903)



    (81,364)      (601,685)     5,273,078      6,169,066      1,573,837     10,438,566
-----------    -----------    -----------    -----------    -----------    -----------


  1,285,410     (2,432,433)    10,464,933      3,793,891      1,596,254     10,705,562


 13,973,939     16,406,372     18,679,228     14,885,337              0              0
-----------    -----------    -----------    -----------    -----------    -----------

$15,259,349    $13,973,939    $29,144,161    $18,679,228    $ 1,596,254    $10,705,562
===========    ===========    ===========    ===========    ===========    ===========


         $0             $0             $0             $0             $0      $ (19,073)
===========    ===========    ===========    ===========    ===========    ===========



                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
DECEMBER 31, 1995

NOTE A--ORGANIZATION

Chubb Investment Funds, Inc. (the "Company") was incorporated under the laws of the State of Maryland on April 27, 1987 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of seven Funds (the "Funds"): Chubb Money Market Fund, Chubb Government Securities Fund, Chubb Total Return Fund, Chubb Tax-Exempt Fund, Chubb Growth and Income Fund, Chubb Capital Appreciation Fund, and Chubb Global Income Fund. The Company was established through the sale and issuance on December 1, 1987, of shares to Chubb Life Insurance Company of America ("Chubb Life"), which is a wholly-owned subsidiary of The Chubb Corporation ("Chubb"). At December 31, 1995, Chubb, and its wholly-owned subsidiaries, owned:

                                                DECEMBER 31, 1995        % OF
                                                   SHARES OWNED         SHARES
                                                -----------------       ------
       Chubb Money Market Fund...............       1,624,465           21.32%
       Chubb Government Securities Fund......         215,180           16.71%
       Chubb Total Return Fund...............          17,091            1.23%
       Chubb Tax-Exempt Fund.................         179,143           14.47%
       Chubb Growth and Income Fund..........          16,239            1.04%
       Chubb Capital Appreciation Fund.......         107,610           70.12%
       Chubb Global Income Fund..............       1,026,609           97.90%

(A) Shares issued September 1, 1995

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Equity securities are valued at the closing sales price on the exchange on which such securities are principally traded; or, if traded in the over-the-counter market or on a national exchange for which no sales took place on the day of valuation, at the mean of the bid and asked prices at the close of trading. Quotations of foreign securities in foreign currencies are converted to the U.S. dollar equivalents using appropriately translated foreign market closing prices. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Directors. Debt instruments are valued on the basis of valuations provided by a pricing service that determines valuations for institutional size trading units of securities, without exclusive reliance upon quoted prices. These valuations are believed to more accurately reflect fair market value. Short-term debt instruments with a remaining maturity of less than 60 days are valued by the amortized cost method, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under general supervision of the Board of Directors.

The books and records of the Funds are maintained in U.S. dollars. The market values of investments, other assets and liabilities and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
DECEMBER 31, 1995

NOTE B--SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

Since the net assets of the Funds are presented at the exchange rates and market value prevailing at the end of the period, the Funds do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on securities from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gain or loss from foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gain or loss from foreign currency transactions arises from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

The Funds may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions. At December 31, 1995, the Global Income Fund had the following open forward foreign currency contracts:

                                                                             U.S. Dollar
Foreign Currency                             Contracts to                     Value at          Net Unrealized
Purchase Contracts     Settlement Date          Receive           Cost        12/31/95           Appreciation
------------------     ---------------       ------------       --------     -----------        --------------
Japanese Yen              06/20/96             88,027,190       $866,606      $873,868            $   7,262
                                                                --------      --------            ---------

                                                                             U.S. Dollar
Foreign Currency                             Contracts to                     Value at          Net Unrealized
Sale Contracts         Settlement Date          Deliver           Cost        12/31/95           Depreciation
------------------     ---------------       ------------       --------     -----------        --------------
Belgium franc             06/20/96              7,151,780       $  244,005   $  244,352           $     347
French franc              06/20/96              1,825,450          364,798      373,306               8,508
German mark               06/20/96                227,052          155,239      159,784               4,545
Italian lira              06/20/96            487,474,098          294,409      301,415               7,006
Netherlands guilder       06/20/96              1,118,803          701,708      704,453               2,745
Spanish peseta            06/20/96             18,062,924          140,930      146,280               5,350
Great British pound       06/20/96                321,842          486,135      495,766               9,631
                                                                ----------   ----------           ---------
                                                                $2,387,224   $2,425,356           $  38,132
                                                                ==========   ==========           =========

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
DECEMBER 31, 1995

NOTE B--SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the first-in, first-out method. Interest income, including where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

Dividends to Shareholders: Dividends to shareholders from net investment income are declared daily and distributed monthly for the Chubb Money Market Fund and the Chubb Government Securities Fund; declared and distributed monthly for the Chubb Tax-Exempt Fund and the Chubb Global Income Fund; declared and distributed quarterly for the Chubb Total Return Fund; and declared and distributed annually for the Chubb Growth and Income Fund and Chubb Capital Appreciation Fund. Dividends from net realized capital gains are declared and distributed at least once annually. Dividends distributed to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only dividends in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated realized gains.

Federal Income Taxes: It is the policy of the Company for each Fund to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, by distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal tax provision is required.

NOTE C--INVESTMENTS

The cost of investment securities held on December 31, 1995 for Federal income tax purposes is the same as for financial reporting purposes. As of December 31, 1995, gross unrealized gains and losses were as follows:


                                                      GROSS         GROSS             NET
                                                    UNREALIZED    UNREALIZED       UNREALIZED
                                                      GAINS         LOSSES            GAIN
                                                    ----------    ----------      -----------
Chubb Government Securities Fund..................  $  525,547    $   2,572       $  522,975
Chubb Total Return Fund...........................   3,484,228      333,770        3,150,458
Chubb Tax-Exempt Fund.............................   1,003,879        5,746          998,133
Chubb Growth and Income Fund......................   5,864,786      685,829        5,178,957
Chubb Capital Appreciation Fund...................      68,221       45,804           22,417
Chubb Global Income Fund..........................     326,654       24,894          301,760

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
DECEMBER 31, 1995

NOTE C--INVESTMENTS--(CONTINUED)

Purchases and sales of investment securities for the period ended December 31, 1995, other than short-term obligations, were as follows:


                                                                                    PROCEEDS
                                                              COST OF                 FROM
                                                             INVESTMENT            INVESTMENT
                                                             SECURITIES            SECURITIES
                                                              PURCHASED               SOLD
                                                            -----------           -----------
Chubb Government Securities Fund.........................   $34,990,142           $35,126,871
Chubb Total Return Fund..................................    11,606,679            11,121,700
Chubb Tax-Exempt Fund....................................     1,056,201             1,378,137
Chubb Growth and Income Fund.............................    11,543,210             9,107,307
Chubb Capital Appreciation Fund..........................     1,077,046                24,429
Chubb Global Income Fund.................................    10,822,097             1,274,891

At December 31, 1995, the Chubb Money Market Fund had $761 of accumulated realized losses, for Federal income tax purposes, of which $78 expires in 2000, $32 expires in 2001, and $651 expires in 2002. At December 31, 1995, the Chubb Government Securities Fund had $502,568 of accumulated realized losses expiring in 2002. These losses are available to be used to offset future realized capital gains.

During the period from November 1, 1995 through December 31, 1995, the Chubb Total Return Fund, Chubb Tax-Exempt Fund, and the Chubb Growth and Income Fund incurred capital losses of $215,704, $14,278 and $505,896, respectively. In addition, the Chubb Global Income Fund incurred a foreign currency loss of $19,073. These losses are treated for Federal income tax purposes as if they had occurred on January 1, 1996. As a result, the Chubb Total Return Fund, Chubb Tax-Exempt Fund, Chubb Growth and Income Fund, and the Chubb Global Income Fund made capital gain distributions, as required by Internal Revenue Code Regulations, in excess of net capital gains recognized for financial reporting purposes.

NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES

Each of the Funds has entered into an investment management agreement with Chubb Asset Managers, Inc. ("Investment Manager"), a wholly-owned subsidiary of Chubb, and Chubb Investment Advisory Corporation ("Investment Administrator"), a wholly-owned subsidiary of Chubb Life.

Under the terms of the agreements, the Investment Manager is responsible for the overall investment management of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. The Investment Administrator provides certain administrative services and facilities which are necessary for the Company to conduct its business.

The Company has entered into a distribution agreement under the Investment Company Act of 1940 with Chubb Securities Corporation ("Distributor"). Under the terms of the agreement, the Distributor will distribute the Company's shares among investors and broker-dealers with which it has contracted to sell the Company's shares. During the period ended December 31, 1995, the Distributor received $450,641 in sales loads of which $348,575 was reallowed to broker-dealers. Also, the Company has adopted a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan will be .25% per annum of the average daily net assets of

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
DECEMBER 31, 1995

NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES--(CONTINUED)

the Chubb Money Market Fund and .50% per annum of the average daily net assets of the Chubb Government Securities Fund, Chubb Total Return Fund, Chubb Tax-Exempt Fund, Chubb Growth and Income Fund, Chubb Capital Appreciation Fund and Chubb Global Income Fund. During the period ended December 31, 1995, payments were made by the Company to the Distributor under the plan of distribution in the amount of $186,402.

Investment management fees, which compensate both the Investment Manager and Investment Administrator are computed at the following annual percentages of average daily net asset value:

                                                                       CHUBB GOVERNMENT SECURITIES FUND
                                                                           CHUBB TOTAL RETURN FUND
                                                                            CHUBB TAX-EXEMPT FUND
                                                                         CHUBB GROWTH AND INCOME FUND
                                      CHUBB MONEY                      CHUBB CAPITAL APPRECIATION FUND
                                      MARKET FUND                           CHUBB GLOBAL INCOME FUND
                             -------------------------------          --------------------------------------
AVERAGE DAILY                INVESTMENT         INVESTMENT            INVESTMENT                INVESTMENT
NET ASSETS                    MANAGER          ADMINISTRATOR           MANAGER                 ADMINISTRATOR
                             ----------        -------------          ----------               -------------
First $200 Million .......     0.15%              0.35%                 0.20%                     0.45%
Next $1.1 Billion ........     0.14%              0.31%                 0.19%                     0.41%
Over $1.3 Billion ........     0.13%              0.27%                 0.18%                     0.37%

The Company is responsible for certain expenses relating to the Company's operations in addition to the fees described above, including: taxes, transfer agent, legal, accounting, custodian, audit, printing, registration, directors, security valuation and miscellaneous other expenses. For the period ended December 31, 1995, the rate was .50% of the average daily net assets of the Chubb Money Market Fund, 1.00% of the average daily net assets of the Chubb Government Securities Fund and Chubb Tax-Exempt Fund, 1.25% of the average daily net assets of the Chubb Total Return Fund, Chubb Growth and Income Fund, and Capital Appreciation Fund, and 1.75% of the average daily net assets of the Chubb Global Income Fund. For the period ended December 31, 1995, the Investment Manager, Investment Administrator and Distributor waived all or a portion of their fees. In addition, Chubb Life assumed a portion of all other expenses.

NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Fund.

                                                         CHUBB MONEY MARKET FUND
                                 ---------------------------------------------------------------------------
                                            YEAR ENDED                               YEAR ENDED
                                          DECEMBER 31, 1995                      DECEMBER 31, 1994
                                 --------------------------------         ----------------------------------
                                    SHARES             DOLLARS               SHARES               DOLLARS
                                    ------             -------               ------               -------
Shares sold ..................    7,359,452         $ 7,359,452            8,649,844           $8,649,844
Shares issued as reinvestment
   of dividends ..............      356,904             356,904              209,547              209,547
Shares redeemed ..............   (7,590,914)         (7,590,914)          (6,589,175)          (6,589,175)
                                 ----------         -----------           ----------           ----------
      Net increase ...........      125,442         $   125,442            2,270,216           $2,270,216
                                 ==========         ===========           ==========           ==========

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
DECEMBER 31, 1995

NOTE E--SHAREHOLDERS' TRANSACTIONS--(CONTINUED)

                                                            CHUBB GOVERNMENT SECURITIES FUND
                                         -----------------------------------------------------------------------
                                                  YEAR ENDED                                YEAR ENDED
                                                DECEMBER 31, 1995                        DECEMBER 31, 1994
                                         --------------------------------          -----------------------------
                                           SHARES               DOLLARS              SHARES            DOLLARS
                                           ------               -------              ------            -------
Shares sold ..........................    260,999           $ 2,694,700             333,515        $ 3,440,659
Shares issued as reinvestment of
  dividends ..........................     64,593               670,221              66,145            669,371
Shares redeemed ......................   (323,982)           (3,364,598)           (484,198)        (4,939,236)
                                         --------           -----------            --------        -----------
    Net increase (decrease) ..........      1,610           $       323             (84,538)       $  (829,206)
                                         ========           ===========            ========        ===========


                                                                  CHUBB TOTAL RETURN FUND
                                         -----------------------------------------------------------------------
                                                  YEAR ENDED                                YEAR ENDED
                                                DECEMBER 31, 1995                        DECEMBER 31, 1994
                                         --------------------------------          -----------------------------
                                           SHARES               DOLLARS              SHARES            DOLLARS
                                           ------               -------              ------            -------
Shares sold ..........................    251,919           $ 3,841,601             412,277         $6,013,357
Shares issued as reinvestment of
  dividends ..........................    154,693             2,317,850              75,416          1,100,365
Shares redeemed ......................   (259,566)           (3,903,767)           (202,493)        (2,902,380)
                                         --------           -----------            --------         ----------
    Net increase .....................    147,046           $ 2,255,684             285,200         $4,211,342
                                         ========           ===========            ========         ==========


                                                                  CHUBB TAX-EXEMPT FUND
                                         -----------------------------------------------------------------------
                                                  YEAR ENDED                                YEAR ENDED
                                                DECEMBER 31, 1995                        DECEMBER 31, 1994
                                         --------------------------------          -----------------------------
                                           SHARES               DOLLARS              SHARES            DOLLARS
                                           ------               -------              ------            -------
Shares sold ..........................    271,827           $ 3,241,348             367,109        $ 4,400,156
Shares issued as reinvestment of
  dividends ..........................     64,458               771,519              60,697            715,788
Shares redeemed ......................   (343,636)           (4,094,231)           (486,580)        (5,717,629)
                                         --------           -----------            --------        -----------
    Net decrease .....................     (7,351)             $(81,364)            (58,774)       $  (601,685)
                                         ========           ===========            ========        ===========

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
DECEMBER 31, 1995

NOTE E--SHAREHOLDERS' TRANSACTIONS--(CONTINUED)

                                                               CHUBB GROWTH AND INCOME FUND
                                         -----------------------------------------------------------------------
                                                  YEAR ENDED                                YEAR ENDED
                                                DECEMBER 31, 1995                        DECEMBER 31, 1994
                                         --------------------------------          -----------------------------
                                           SHARES               DOLLARS              SHARES            DOLLARS
                                           ------               -------              ------            -------
Shares sold ...........................   360,343           $ 6,302,104             515,132        $ 8,425,191
Shares issued as reinvestment of
  dividends ...........................   183,869             3,157,445              61,521          1,013,868
Shares redeemed .......................  (239,731)           (4,186,471)           (203,394)        (3,269,993)
                                         --------           -----------            --------        -----------
    Net increase ......................   304,481           $ 5,273,078             373,259        $ 6,169,066
                                         ========           ===========            ========        ===========

                                                CHUBB CAPITAL APPRECIATION FUND
                                           -----------------------------------------
                                                 PERIOD FROM SEPTEMBER 1, 1995
                                                    THROUGH DECEMBER 31, 1995
                                                 -----------------------------
                                                  SHARES              DOLLARS
                                                  ------              -------
Shares sold ............................         152,567           $1,564,589
Shares issued as reinvestment of
  dividend .............................             913                9,484
Shares redeemed ........................             (18)                (236)
                                                 -------           ----------
    Net increase .......................         153,462           $1,573,837
                                                 =======           ==========


                                                    CHUBB GLOBAL INCOME FUND
                                           -----------------------------------------
                                                 PERIOD FROM SEPTEMBER 1, 1995
                                                    THROUGH DECEMBER 31, 1995
                                                 -----------------------------
                                                  SHARES              DOLLARS
                                                  ------              -------
Shares sold ...........................        1,037,138          $10,321,849
Shares issued as reinvestment of
  dividends ...........................           11,482              116,885
Shares redeemed .......................              (17)                (168)
                                               ---------          -----------
    Net increase ......................        1,048,603          $10,438,566
                                               =========          ===========


NOTE F--ORGANIZATION COSTS

Costs incurred in connection with the initial organization of the Chubb Capital Appreciation Fund and the Chubb Global Income Fund are being amortized on the straight-line basis over a period of five years. At December 31, 1995, the balances reported as deferred organization costs are payable to Chubb America Service Corp., an affiliated entity, and have been included as a liability in the statement of assets and liabilities.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year(A):

                                                                           CHUBB MONEY MARKET FUND
                                               ----------------------------------------------------------------------------------
                                                 YEAR             YEAR              YEAR                YEAR               YEAR
                                                 ENDED            ENDED             ENDED               ENDED              ENDED
                                               DECEMBER         DECEMBER          DECEMBER            DECEMBER           DECEMBER
                                               31, 1995         31, 1994          31, 1993            31, 1992           31, 1991
                                               --------         --------          --------            --------           --------
Net asset value, beginning of
  period ................................    $    1.000       $    1.000        $    1.000          $    1.000         $    1.000
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income .................         0.050            0.034             0.025               0.030              0.052
  Net gains and
    losses on securities (both
    realized and unrealized) ............    ----------       ----------        ----------          ----------         ----------
  Total from investment
    operations ..........................         0.050            0.034             0.025               0.030              0.052
LESS DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ...................        (0.050)          (0.034)           (0.025)             (0.030)            (0.052)
  Dividends in excess of
    net investment income ...............
  Distributions from capital
    gains ...............................
  Distributions in excess of
    capital gains .......................
  Returns of capital ....................
                                             ----------       ----------        ----------          ----------         ----------
  Total distributions ...................        (0.050)          (0.034)           (0.025)             (0.030)            (0.052)
                                             ----------       ----------        ----------          ----------         ----------
Net asset value, end of period ..........    $    1.000       $    1.000        $    1.000          $    1.000         $    1.000
                                             ----------       ----------        ----------          ----------         ----------
Total Return (B) ........................         5.16%            3.41%             2.50%               3.00%              5.20%
Ratios to Average Net Assets:
  (Annualized)
   Expenses (C) .........................         0.50%            0.50%             0.50%               0.50%              0.50%
   Net investment income ................         5.05%            3.43%             2.48%               3.06%              5.25%
Portfolio Turnover Rate .................           N/A              N/A               N/A                 N/A                N/A
Net Assets, At End of Period ............    $7,620,206       $7,494,743        $5,225,178          $4,212,869         $4,410,966


(A) The per share amounts which are shown have been computed based on the average number of shares outstanding during each year.

(B) Total return assumes reinvestment of all dividends during the year. Investment returns and principal values may fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) All related party fees have been waived for the year and all other expenses of the Fund have been assumed in part for 1995, 1994, 1993, 1992, and 1991 by Chubb Life. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.31% in 1995, 1.31% in 1994, 1.50% in 1993, 2.38% in 1992, and 2.50% in 1991, pursuant to the most restrictive state limitation.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the year:

                                                                           CHUBB GOVERNMENT SECURITIES FUND
                                               ----------------------------------------------------------------------------------
                                                 YEAR             YEAR              YEAR                YEAR               YEAR
                                                 ENDED            ENDED             ENDED               ENDED              ENDED
                                               DECEMBER         DECEMBER          DECEMBER            DECEMBER           DECEMBER
                                               31, 1995         31, 1994          31, 1993            31, 1992           31, 1991
                                               --------         --------          --------            --------           --------
Net asset value, beginning of
  period ................................   $     9.750      $    10.710       $    10.700          $   11.160         $   10.360
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income .................         0.636            0.607             0.770               0.766              0.750
  Net gains and
    losses on securities (both
    realized and unrealized) ............         1.030           (0.960)            0.199               0.021              0.838
                                            -----------      -----------       -----------          ----------         ----------
  Total from investment
    operations ..........................         1.666           (0.353)            0.969               0.787              1.588
LESS DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ...................        (0.636)          (0.607)           (0.770)             (0.766)            (0.750)
  Dividends in excess of
    net investment income
  Distributions from capital
    gains ...............................                                           (0.170)             (0.481)            (0.038)
  Distributions in excess of
    capital gains .......................                                           (0.019)
  Returns of capital ....................
                                            -----------      -----------       -----------          ----------         ----------
  Total distributions ...................        (0.636)          (0.607)           (0.959)             (1.247)            (0.788)
                                            -----------      -----------       -----------          ----------         ----------
  Net asset value, end of period ........   $    10.780      $     9.750       $    10.710          $   10.700         $   11.160
                                            -----------      -----------       -----------          ----------         ----------
  Total Return (A) ......................        17.50%           (3.34%)            9.29%               7.44%             15.97%
  Ratios to Average Net Assets:
   (Annualized)
    Expenses (B) ........................         1.00%            1.00%             1.00%               1.00%              1.00%
    Net investment income ...............         6.16%            5.96%             7.04%               6.94%              7.12%
  Portfolio Turnover Rate ...............       276.56%          113.36%           197.08%             310.29%             26.96%
  Net Assets, At End of Period ..........   $13,886,478      $12,534,640       $14,679,255          $7,392,150         $4,080,963

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) A portion of all related party fees of the Fund have been waived for 1995, 1994 and 1993. All related party fees have been waived and all other expenses of the Fund have been assumed in part for 1992 and 1991 by Chubb Life. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.70% in 1995, 1.71% in 1994, 1.89% in 1993 and 2.50% in 1992 and 1991, pursuant to the most restrictive state limitation.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the year:

                                                                            CHUBB TOTAL RETURN FUND
                                               -----------------------------------------------------------------------------------
                                                 YEAR             YEAR              YEAR                 YEAR               YEAR
                                                 ENDED            ENDED             ENDED                ENDED              ENDED
                                               DECEMBER         DECEMBER          DECEMBER             DECEMBER           DECEMBER
                                               31, 1995         31, 1994          31, 1993             31, 1992           31, 1991
                                               --------         --------          --------             --------           --------
Net asset value, beginning of
  period ................................   $    13.230      $    15.010       $    13.890          $    13.850         $   11.270
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income .................         0.373            0.373             0.405                0.382              0.387
  Net gains and
    losses on securities (both
    realized and unrealized) ............         3.586           (0.994)            1.529                0.577              2.870
                                            -----------      -----------       -----------          -----------         ----------
  Total from investment
    operations ..........................         3.959           (0.621)            1.934                0.959              3.257
LESS DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
   investment income ....................        (0.373)          (0.373)           (0.405)              (0.382)            (0.387)
  Dividends in excess
   of net investment income
  Distributions from capital
    gains ...............................        (0.692)          (0.786)           (0.409)              (0.537)            (0.290)
  Distributions in excess of
    capital gains .......................        (0.164)
  Returns of capital ....................
                                            -----------      -----------       -----------          -----------         ----------
  Total distributions ...................        (1.229)          (1.159)           (0.814)              (0.919)            (0.677)
                                            -----------      -----------       -----------          -----------         ----------
  Net asset value, end of period ........   $    15.960      $    13.230       $    15.010          $    13.890         $   13.850
                                            -----------      -----------       -----------          -----------         ----------
  Total Return (A) ......................        30.13%           (4.21%)           14.03%                7.11%             29.23%
  Ratios to Average Net Assets:
   (Annualized)
    Expenses (B) ........................         1.08%            1.00%             1.00%                1.00%              1.00%
    Net investment income ...............         2.45%            2.66%             2.83%                2.97%              3.26%
  Portfolio Turnover Rate ...............        57.62%           37.53%            66.15%               73.89%            106.90%
  Net Assets, At End of Period ..........   $22,171,326      $16,431,195       $14,360,086          $10,000,441         $5,259,055

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) A portion of all related party fees of the Fund have been waived for 1995, 1994 and 1993. All related party fees have been waived and all other expenses of the Fund have been assumed in part for 1992 and 1991 by Chubb Life. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.70% in 1995, 1.73% in 1994, 1.93% in 1993, 2.41% in 1992, and 2.50% in 1991, pursuant to the most restrictive state limitation.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the year:

                                                                            CHUBB TAX-EXEMPT FUND
                                               -----------------------------------------------------------------------------------
                                                 YEAR             YEAR               YEAR             YEAR                YEAR
                                                 ENDED            ENDED              ENDED            ENDED               ENDED
                                               DECEMBER         DECEMBER           DECEMBER         DECEMBER            DECEMBER
                                               31, 1995         31, 1994           31, 1993         31, 1992            31, 1991
                                               --------         --------           --------         --------            --------
Net asset value, beginning of
  period ................................   $    11.220      $    12.580        $    11.740       $   11.380          $   10.880
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income .................         0.621            0.618              0.583            0.619               0.634
  Net gains and
   losses on securities (both
   realized and unrealized) .............         1.132           (1.360)             0.850            0.401               0.500
                                            -----------      -----------        -----------       ----------          ----------
  Total from investment
    operations ..........................         1.753           (0.742)             1.433            1.020               1.134
  LESS DISTRIBUTIONS TO
    SHAREHOLDERS
    Dividends from net
      investment income .................       (0.621)           (0.618)            (0.583)          (0.619)             (0.634)
    Dividends in excess of
      net investment income
    Distributions from capital
      gains .............................       (0.010)                              (0.004)          (0.041)
    Distributions in excess of
      capital gains .....................       (0.012)                              (0.006)
                                            -----------      -----------        -----------       ----------          ----------
    Returns of capital
    Total distributions .................       (0.643)           (0.618)            (0.593)          (0.660)             (0.634)
                                            -----------      -----------        -----------       ----------          ----------
  Net asset value, end of period ........   $    12.330      $    11.220        $    12.580       $   11.740          $   11.380
                                            -----------      -----------        -----------       ----------          ----------
  Total Return (A)                               15.88%           (5.97%)            12.42%            9.19%              10.71%
  Ratios to Average Net Assets:
   (Annualized)
    Expenses (B) ........................         1.00%            1.00%              1.00%            1.00%               1.00%
    Net investment income ...............         5.20%            5.21%              4.81%            5.40%               5.80%
  Portfolio Turnover Rate ...............         7.39%            8.37%              1.55%           17.11%               4.41%
  Net Assets, At End of Period ..........   $15,259,349      $13,973,939        $16,406,372       $9,250,893          $6,734,020

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) A portion of all related party fees of the Fund have been waived for 1995, 1994 and 1993. All related party fees have been waived and all other expenses of the Fund have been assumed in part for 1992 and 1991 by Chubb Life. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.79% in 1995, 1.80% in 1994, 1.97% in 1993, 2.42% in 1992, and 2.50% in 1991, pursuant to the most restrictive state limitation.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the year:

                                                                         CHUBB GROWTH AND INCOME FUND
                                            ------------------------------------------------------------------------------------
                                                 YEAR             YEAR               YEAR              YEAR               YEAR
                                                 ENDED            ENDED              ENDED             ENDED              ENDED
                                               DECEMBER         DECEMBER           DECEMBER          DECEMBER           DECEMBER
                                               31, 1995         31, 1994           31, 1993          31, 1992           31, 1991
                                               --------         --------           --------          --------           --------
Net asset value, beginning of
  period ................................   $    14.770      $    16.700        $    15.140        $   14.830         $   11.950
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income .................         0.204            0.247              0.277             0.214              0.243
  Net gains and
   losses on securities (both
   realized and unrealized) .............         5.042           (0.954)             2.039             0.794              3.756
                                            -----------      -----------        -----------        ----------         ----------
  Total from investment
   operations ...........................         5.246           (0.707)             2.316             1.008              3.999
LESS DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends from net
   investment income ....................        (0.204)          (0.247)            (0.277)           (0.214)            (0.243)
  Dividends in excess of
   net investment income ................
  Distributions from capital
   gains ................................        (0.885)          (0.976)            (0.479)           (0.484)            (0.876)
  Distributions in excess of
   capital gains ........................        (0.346)
  Returns of capital ....................        (0.001)
                                            -----------      -----------        -----------        ----------         ----------
  Total distributions ...................        (1.436)          (1.223)            (0.756)           (0.698)            (1.119)
                                            -----------      -----------        -----------        ----------         ----------
  Net asset value, end of period ........   $    18.580      $    14.770        $    16.700        $   15.140         $   14.830
                                            -----------      -----------        -----------        ----------         ----------
  Total Return (A) ......................        35.52%           (4.26%)             15.29%             6.84%             33.48%
  Ratios to Average Net Assets:
   (Annualized)
    Expenses (B) ........................         1.08%            1.00%              1.00%             1.00%              1.00%
    Net investment income ...............         1.20%            1.66%              2.04%             1.82%              2.34%
  Portfolio Turnover Rate ...............        37.59%           46.17%             81.96%            87.87%            152.56%
  Net Assets, At End of Period ..........   $29,144,161      $18,679,228        $14,885,337        $9,457,836         $4,445,996

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) A portion of all related party fees of the Fund have been waived for 1995, 1994 and 1993. All related party fees have been waived and all other expenses of the Fund have been assumed in part for 1992 and 1991 by Chubb Life. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.69% in 1995, 1.71% in 1994, 1.92% in 1993 and 2.50% in 1992 and 1991, pursuant to the most restrictive state limitation.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the period.

                                                           CHUBB CAPITAL APPRECIATION FUND
                                                           -------------------------------
                                                                   PERIOD FROM
                                                                   SEPTEMBER 1,
                                                                   1995 THROUGH
                                                                     DECEMBER
                                                                     31, 1995
                                                                   ------------
Net asset value, beginning of
  period .......................................................    $   10.000
INCOME FROM INVESTMENT
  OPERATIONS
    Net investment income ......................................         0.037
    Net gains and
      losses on securities (both
      realized and unrealized) .................................         0.422
                                                                    ----------
    Total from investment operations ...........................         0.459
 LESS DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends from net
      investment income ........................................        (0.037)
    Dividends in excess of
      net investment income.....................................
    Distributions from capital
      gains ....................................................        (0.022)
    Distributions in excess of
      capital gains ............................................
    Returns of capital .........................................
                                                                    ----------
    Total distributions ........................................        (0.059)
  Net asset value, end of period ...............................    $   10.400
  Total Return (A) .............................................         4.60%
  Ratios to Average Net Assets:
   (Annualized)
    Expenses (B) ...............................................         1.25%
    Net investment income ......................................         1.38%
  Portfolio Turnover Rate ......................................         2.73%
  Net Assets, At End of Period .................................    $1,596,254

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for period of less than one year have not been annualized.

(B) A portion of all related party fees of the Fund have been waived, and a portion of other expenses of the Fund have been assumed for 1995. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 2.50% in 1995, pursuant to the most restrictive state limitation.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the period:

                                                                  CHUBB GLOBAL INCOME FUND
                                                                  ------------------------
                                                                        PERIOD FROM
                                                                        SEPTEMBER 1,
                                                                        1995 THROUGH
                                                                          DECEMBER
                                                                          31, 1995
                                                                        ------------
Net asset value, beginning of
  period ..........................................................     $    10.000
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income ...........................................           0.116
  Net gains and
   losses on securities (both
   realized and unrealized) .......................................           0.210
                                                                        -----------
  Total from investment
    operations ....................................................           0.326
LESS DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income .............................................          (0.116)
  Dividends in excess of
    net investment income .........................................
  Distributions from capital
   gains ..........................................................
  Distributions in excess of
    capital gains .................................................
  Returns of capital ..............................................
                                                                        -----------
  Total distributions .............................................          (0.116)
                                                                        -----------
  Net asset value, end of period ..................................     $    10.210
                                                                        -----------
  Total Return (A) ................................................            3.27%
  Ratios to Average Net Assets:
  (Annualized)
   Expenses (B) ...................................................            1.75%
  Net investment income ...........................................            4.48%
  Portfolio Turnover Rate .........................................            14.16%
  Net Assets, At End of Period ....................................      $10,705,562

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for period of less than one year have not been annualized.

(B) A portion of all related party fees of the Fund have been waived for 1995. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 2.14% in 1995, pursuant to the most restrictive state limitation.

                       See notes to financial statements.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Chubb Investment Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Chubb Investment Funds, Inc. (the "Funds", comprising, respectively, the Chubb Money Market Fund, Chubb Government Securities Fund, Chubb Total Return Fund, Chubb Tax-Exempt Fund, Chubb Growth and Income Fund, Chubb Capital Appreciation Fund, and Chubb Global Income Fund), including the related schedules of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for all Funds except Chubb Capital Appreciation Fund and Chubb Global Income Fund, for which the statement of operations, statement of changes in net assets and the financial highlights are for the period from September 1, 1995 (Commencement of Operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Chubb Investment Funds, Inc. at December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
                                                           ---------------------

Boston, Massachusetts
February 16, 1996

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
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
This annual report has been prepared for shareholders of the Chubb Investment Funds. It must be preceded or accompanied by a prospectus if used for prospecting purposes. Always read the prospectus carefully before investing or sending money.

                       [CHUBB INVESTMENT FUNDS, INC. LOGO]


                          CHUBB INVESTMENT FUNDS, INC.

                  Distributed by Chubb Securities Corporation
                   One Granite Place, Concord, New Hampshire 03301
                                 1-800-452-4882
                      Shareholder Services 1-800-541-2053

CHUBB                                                               BULK RATE
INVESTMENT                                                       US POSTAGE PAID
FUNDS

ONE GRANITE PLACE                                                    PERMIT NO.
PO BOX 515                                                          ASHLAND, MA
CONCORD, NH 03302

Form 3-5914 Ed. 2/96